UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Image Sensing Systems, Inc.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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March 25, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Image Sensing Systems, Inc. to be held at Image Sensing Systems, Inc., 500 Spruce Tree Centre, 1600 University Ave. W., St. Paul, Minnesota, on Wednesday, May 8, 2019 at 9:00 a.m. Central Time.

At the meeting, you will be asked to vote for the election of our Board of Directors, to ratify the selection of Boulay PLLP as our independent registered public accounting firm for 2019, to vote on an advisory resolution to approve executive compensation (the “say-on-pay” vote), to vote for an advisory proposal for the frequency of the say-on-pay vote, and to approve the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan.  I encourage you to vote for each of the director nominees, for ratification of the appointment of Boulay PLLP, for the advisory resolution to approve executive compensation, for the Board's recommended frequency of the say-on-pay vote, and to approve the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan.

Under the Securities and Exchange Commission’s rules, we have elected to deliver our proxy materials to our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need while lowering the cost of delivery. We intend to begin mailing to our shareholders a Notice of Internet Availability of Proxy Materials on or about March 25, 2019 containing instructions on how to access our proxy statement and proxy for our 2019 annual meeting and our 2018 annual report to shareholders. The notice will also provide instructions on how to vote over the Internet or by telephone and will include instructions on how to receive a paper copy of the proxy materials by mail.

We hope that you will be able to join us at our annual meeting. Whether or not you expect to attend the meeting, it is important that you cast your vote either in person or by proxy. You may vote by attending the meeting in person, by telephone or over the Internet or by mailing a completed proxy card if you elect to receive written proxy materials.

Changes in regulations effective in 2010 eliminated the ability of your bank or broker to vote your uninstructed shares on certain matters, including the election of directors, so it is important that you vote your proxy.

Very truly yours,

Image Sensing Systems, Inc.

Andrew T. Berger
Executive Chairman

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Image Sensing Systems, Inc.

500 Spruce Tree Centre
1600 University Avenue West
St. Paul, Minnesota 55104

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2019

TO THE SHAREHOLDERS OF IMAGE SENSING SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Image Sensing Systems, Inc. will be held at 9:00 a.m. Central Time on Wednesday, May 8, 2019, at Image Sensing Systems, Inc. 500 Spruce Tree Centre, 1600 University Ave. W., St. Paul, Minnesota, for the following purposes:

1.	To elect five directors to serve on our Board of Directors.

2.	To ratify the appointment of Boulay PLLP as our independent registered public accounting firm for the 2019 fiscal year.

3.	To vote on an advisory resolution to approve the compensation of our named executive officers.

4.	To conduct an advisory vote on how frequently shareholders should vote on the compensation of our named executive officers.

5.	To approve the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan from 400,000 shares to 500,000 shares.

6.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 11, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

We encourage you to take part in the affairs of our company either by attending the annual meeting in person or by voting your proxy as promptly as possible.  To ensure that your shares are represented, we request that you vote your proxy before the meeting whether or not you plan to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Chad A. Stelzig
President and Chief Executive Officer

 Dated: March 25, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2019

This notice, the accompanying proxy statement and proxy and the Image Sensing Systems, Inc. 2018 Annual Report to Shareholders, which includes the Image Sensing Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 2018, are available at http://imagesensingsystems.com. Additionally, and in accordance with the rules of the Securities and Exchange Commission, shareholders may access these materials at the website indicated in the Notice of Internet Availability of Proxy Materials that you receive in connection with this notice and the accompanying proxy statement.

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PROXY STATEMENT

ii

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2019

The Board of Directors of Image Sensing Systems, Inc. (the “Company”) is soliciting proxies for use at our annual meeting of shareholders to be held on May 8, 2019, and at any adjournment of the meeting.  This proxy statement and the proxy are being made available to our shareholders on the Internet or mailed to shareholders on or about March 25, 2019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters described in the Notice of Annual Meeting of Shareholders.  These consist of the election of directors, the ratification of the appointment of our independent registered public accounting firm, the vote on the advisory resolution to approve the compensation of our named executive officers (the “say-on-pay” vote), the advisory vote on the frequency of the say-on-pay vote, and to approve adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan.  We are required to submit the advisory vote on the frequency of the say-on-pay vote to our shareholders every six years, and the last time we submitted this matter to our shareholders was at the 2013 annual meeting of shareholders.  Also, management will report on our performance during the last fiscal year and respond to questions from shareholders.

Who is entitled to vote at the meeting?

The Board of Directors has set March 11, 2019 as the record date for the annual meeting.  If you were a shareholder of record at the close of business on March 11, 2019, you are entitled to notice of and to vote at the annual meeting.

As of the record date, 5,279,485 shares of common stock, par value $.01 per share, were issued and outstanding and, therefore, eligible to vote at the annual meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share.  Therefore, a total of 5,279,485 votes are entitled to be cast at the meeting.  There is no cumulative voting for directors.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to at least a majority of the voting power of the outstanding shares of our common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business.  This is called a quorum.  Therefore, the holders of at least 2,639,743 shares constitute a quorum for the 2019 annual meeting.  Shares are counted as present at the meeting if:

•          you are present and vote them in person at the meeting; or

•          you have properly submitted a proxy.

How do I vote my shares?

If you are a shareholder of record, you can give a proxy to be voted at the meeting by voting your proxy over the Internet or by telephone or, if you elect by receive written proxy materials, by completing, signing and mailing the proxy card.  If you properly vote and do not revoke your proxy, it will be voted in the manner you specify.

How do I access the proxy materials?

We are making proxy materials for the annual meeting available over the Internet.  Therefore, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials.  All shareholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access the proxy materials over the Internet and to request to receive paper copies of the proxy materials by mail.  Instructions on how to access the proxy materials over the Internet or to request paper copies may be found on the Notice of Internet Availability of Proxy Materials.  Our proxy materials may also be accessed on our website at http://imagesensingsystems.com.

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Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting.  Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What vote is required for the election of directors or for a proposal to be approved?

In accordance with Minnesota law, if a quorum is present, the nominees for election as directors will be elected by a plurality of the votes cast at the annual meeting.  This means that because shareholders will be electing five directors, the five nominees receiving the highest number of votes will be elected.  The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting is required to approve Proposals 2, 3 and 5 (provided that a quorum is present at the meeting).  With respect to Proposal 4, of the four voting alternatives (described below), the alternative that receives the affirmative vote of a plurality of the voting power present at the annual meeting and entitled to vote on this item of business will be the alternative adopted by the shareholders.

How are votes counted?

You may either vote “FOR” or “WITHHOLD AUTHORITY” to vote for each nominee for the Board of Directors.  You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 2, 3 and 5.  On Proposal 4, you may vote to hold the say-on-pay advisory vote every one, two or three years or abstain from voting on this matter.

If you submit your proxy but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum.  Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you withhold authority to vote for one or more of the directors, this has no effect on the election of those directors.  If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will be considered to be “broker non‑votes” and will not be voted on any proposal on which your broker does not have discretionary authority to vote.  Shares that constitute broker non‑votes will be counted as present at the meeting for the purpose of determining a quorum but will not be represented at the meeting for purposes of calculating the vote with respect to such matter or matters.  This effectively reduces the number of shares needed to approve such matter or matters.

What is the difference between a “shareholder of record” and a shareholder who holds stock in “street name”?

If you hold our shares directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “shareholder of record” (also known as a “registered shareholder”). The Notice of Internet Availability of Proxy Materials and, if you elect to receive written proxy materials, the Notice of Annual Meeting, Proxy Statement, 2018 Annual Report to Shareholders, and proxy card have been sent directly to you by us or our representative.

If you own your shares indirectly through a broker, bank, or other financial institution, your shares are said to be held in “street name.” Technically, the bank or broker is the shareholder of record with respect to those shares.  In this case, the Notice of Internet Availability of Proxy Materials and, if you elect to receive written proxy materials, the Notice of Annual Meeting of Shareholders, Proxy Statement, 2018 Annual Report to Shareholders, and a voting instruction form have been forwarded to you by your broker, bank or other financial institution or its designated representative.  Through this process, your bank or broker collects the voting instructions from all of their customers who hold our shares and then submits those votes to us.

Because of a change in the rules of The NASDAQ Stock Market (NASDAQ) effective in 2010, your broker will NOT be able to vote your shares with respect to the election of directors, the advisory resolution to approve executive compensation, or to approve the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan.  We strongly encourage you to exercise your right to vote.

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What is a broker non‑vote?

A broker non‑vote occurs when a broker’s or bank’s customer does not provide the broker or bank with voting instructions on “non‑routine” matters for shares owned by the customer (sometimes referred to as the “beneficial owner”) but held in the name of the broker or bank.  For such matters, the broker or bank cannot vote on behalf of the beneficial owner and reports the number of such shares as “non‑votes.” By contrast, if a proposal is considered “routine,” the broker or bank, in its discretion, may vote any shares as to which it has not received specific instructions from its customer.  Each bank or broker has its own policies that control whether or not it casts votes for routine matters.

Whether the proposal is non‑routine or routine is governed by NASDAQ rules.  The election of directors (Proposal 1), the vote on the advisory resolution to approve the compensation of our named executive officers (Proposal 3), the advisory vote on how frequently shareholders should vote on the compensation of our named executive officers (Proposal 4), and the vote to approve the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan (Proposal 5) are considered non‑routine by NASDAQ; the ratification of our independent registered public accounting firm (Proposal 2) is considered routine.

What is the effect of not casting my vote?

Changes in NASDAQ regulations in 2010 eliminated the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), the vote on the advisory resolution to approve the compensation of our named executive officers (Proposal 3), the advisory vote on how frequently shareholders should vote on the compensation of our named executive officers (Proposal 4), or the vote to approve the amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan (Proposal 5), no votes will be cast on your behalf.  Before 2010, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as it felt appropriate.

Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2). If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any proposals at the annual meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends a vote:

  FOR all of the nominees for director;
  FOR the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the 2019 fiscal year;
  FOR the advisory resolution approving the compensation of our named executive officers;
  FOR the option of having the say-on-pay vote once every year; and
  FOR approval of the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan.
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What if I do not specify how I want my shares voted?

If you vote your proxy and do not specify how you want to vote your shares, we will vote your shares:

  FOR all of the nominees for director;
  FOR the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the 2019 fiscal year;
  FOR the advisory resolution approving the compensation of our named executive officers;
  FOR the option of having the say-on-pay vote once every year;
  FOR approval of the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan; and
  in the discretion of the persons named in the proxy on any other proposals that properly come before the meeting and as to which we did not receive notice before February 4, 2019.

Can I change my vote after submitting my proxy or voting instructions?

Yes.  You may revoke your proxy at any time before the proxy vote is cast at the annual meeting in any of the following ways:

  by giving written notice of revocation to our Corporate Secretary (whose address is set forth below);
  by submitting a later‑dated proxy; or
  by voting in person at the meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation.

We are soliciting proxies by making our proxy materials available over the Internet and by providing paper copies of our proxy materials to shareholders who request them.  In addition, some of our officers, directors and regular employees may solicit proxies by telephone, letter, facsimile or personally.  These individuals will receive no additional compensation for these services.

How can I communicate with the Board of Directors?

Shareholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors or specified individual directors to:

The Office of the Corporate Secretary

Image Sensing Systems, Inc.

500 Spruce Tree Centre

1600 University Avenue West

St. Paul, MN 55104

Our Corporate Secretary will deliver such letters to a director that can address the matter or to a specified director if so addressed.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 11, 2019 by (1) each person or entity known by us to own beneficially more than five percent of our common stock; (2) each director and nominee for election as a director of Image Sensing Systems, Inc.; (3) each of our executive officers named in the Summary Compensation Table below; and (4) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting power and investment power with respect to our securities.  Shares of our common stock issuable pursuant to stock options and convertible securities that are exercisable or convertible as of or within 60 days after March 11, 2019 are deemed outstanding for computing the beneficial ownership percentage of the person or member of a group holding the options but are not deemed outstanding for computing the beneficial ownership percentage of any other person.  Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  The address of each director and executive officer named below is the same as that of Image Sensing Systems, Inc.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
Five Percent Shareholders
AB Value Management LLC. 84 Elm Street, Westfield, NJ 07090	988,977	(7)	18.7%

John H. Lewis 300 Drakes Landing Road, Suite 172 Greenbrae, CA 94904	481,927	(2)	9.1%

Nicusa Capital Partners L.P. 19 West 34th Street New York, NY 10001	470,660	(3)	8.9%

Norman H. Pessin 366 Madison Avenue, 14th Floor New York, NY 10017	432,205	(4)	8.2%

Panos G. Michalopoulos	294,298	(5)	5.6%

Executive Officers and Directors
Andrew T. Berger	100,654	(7)	1.9%
James W. Bracke	77,118		1.5%
Chad A. Stelzig	44,350	(6)	*
Paul F. Lidsky	37,797		*
Todd C. Slawson	19,762	(8)	*
Geoffrey C. Davis	16,491		*
Joseph P. Daly	--		*
All directors and executive officers as a group (7 persons)	296,172	(6)	5.4%

_________________

*              Less than one percent.

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(1)	Based on 5,279,485 shares outstanding as of March 11, 2019.

(2)	We have relied upon the information supplied by John H. Lewis in a Schedule 13G/A he filed with the SEC on February 12, 2014. Since February 12, 2014, no additional information has been supplied by John H. Lewis, and he has not been identified as a registered shareholder during the search conducted by our proxy group. As a result, we do not believe that John H. Lewis continues to hold a position in the Company's common stock.

(3)	We have relied upon the information supplied by Nicusa Capital Partners L.P. in a Schedule 13G/A it filed with the SEC on February 23, 2012. Since February 23, 2012, no additional information has been supplied by Nicusa Capital Partners L.P., and it has not been identified as a registered shareholder during the search conducted by our proxy group. As a result, we do not believe that Nicusa Capital Partners L.P. continues to hold a position in the Company’s common stock.

(4)	We have relied upon the information supplied by Norman H. Pessin in a Schedule 13D/A he filed with the SEC on October 11,2016.

(5)	Includes 262,935 shares held by Transatlantic Emporium & Technology Exchange LLC, a company controlled by Dr. Panos G. Michalopoulos.

(6)	Includes the following shares issuable pursuant to options exercisable as of or within 60 days after March 11, 2019: for Mr. Stelzig, 9,000 shares; and for all directors and executive officers as a group, 9,000 shares.

(7)	Mr. Berger has 100,654 shares under his direct ownership. By virtue of his relationships with AB Value Management LLC, AB Value Management LLC’s Managed Account, and AB Value Partners, LP, Mr. Berger may be deemed to beneficially own the 888,323 shares owned by AB Value Partners, LP and the Managed Account.

(8)	Mr. Slawson resigned as Interim Chief Financial Officer on March 18, 2019. Effective March 19, 2019, Theodore T. Johnson was appointed as Interim Chief Financial Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission.  Executive officers, directors and beneficial owners of more than 10% of our common stock are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.  Based solely on a review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them for fiscal 2018.

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PROPOSAL 1 ‑ ELECTION OF DIRECTORS

The business and affairs of Image Sensing Systems, Inc. are managed under the direction of our Board of Directors, which presently is comprised of five members.  Each of our directors is elected until the next annual meeting of shareholders and until the director’s successor has been elected and qualifies to serve as a director or until the director’s earlier removal, death or resignation.  All of the nominees presently are members of the Board of Directors.

The Board of Directors recommends that you vote FOR election of the five nominated directors.  Proxies will be voted FOR the election of the five nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

The nominees for election to our Board of Directors provided the following information about themselves as of March 11, 2019.

Andrew T. Berger, age 46, has been a director since October 2015. Mr. Berger was appointed Executive Chairman of the Board of Directors in June 2016. Mr. Berger is also Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee.  Mr. Berger is the Managing Member of AB Value Management LLC, which serves as the General Partner of AB Value Partners, LP. Mr. Berger has nearly two decades of experience in investment analysis, investment management, and business consulting. From March 1998 through January 2002, Mr. Berger served as Equity Analyst for Value Line, Inc.  Since February 2002, Mr. Berger has served as President of Walker's Manual, Inc., an investment publisher that he transformed into a business consulting company whose clients have included public and private companies. Since December 2016, Mr. Berger has been Chief Executive Officer of LIMAB, LLC, which operates Cosi, Inc, a restaurant company.

Mr. Berger is qualified to serve on our Board due to his two decades of experience in investment analysis, investment management, and business consulting for both public and private companies.

James W. Bracke, age 71, has been a director since 2009.  Mr. Bracke was Chairman of the Board from September 2011 until June 2016.  He is chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee and the Compensation Committee.  Mr. Bracke has been President of Boulder Creek Consulting, LLC, a business and technology consulting firm, since 2004.  He was Vice President of Oral Health and EPIEN Medical Inc., a privately held medical device company, from April 2014 to September 2018.  Mr. Bracke was a director of Enventis Corporation, formerly known as Hickory Tech Corporation, a publicly‑held company, from 2004 until it was acquired by Consolidated Communications Holdings, Inc. in October 2014. Mr. Bracke was also Managing Director of National Green Gas LLC, a medical waste-to-energy company, from 2009 to 2014.

Mr. Bracke is qualified to serve on our Board due to his management, technical and public company experiences, most significantly his 20 years as President and Chief Executive Officer of Lifecore Biomedical, Inc., a publicly‑held medical device manufacturer, from 1983 to 2004.

Paul F. Lidsky, age 65, has been a director since June 2013. Mr. Lidsky is Chair of the Compensation Committee and a member of the Audit Committee and the Nominating and Corporate Governance Committee.  Mr. Lidsky has served as Chairman of the Board of Core BTS since September 2018 and has served as the operating Executive at Tailwind Capital since October 2018.  Mr. Lidsky was elected as a director of Datalink Corporation in June 1998 and became its President and Chief Executive Officer in July 2009. He served in these capacities until Datalink Corporation was acquired by Insight Enterprises, Inc. in January 2017.  Mr. Lidsky was the President and Chief Executive Officer of Calabrio, Inc., from October 2007 until July 2009.  From December 2005 until September 2007, Mr. Lidsky served as Chief Operating Officer for Spanlink Communications, Inc.  Between 2003 and 2004, Mr. Lidsky was President and Chief Executive Officer of Computer Telephony Solutions.  From 2002 to 2003, Mr. Lidsky was President and Chief Executive Officer of VigiLanz Corporation.  From 1997 until 2002, Mr. Lidsky was the President and Chief Executive Officer of OneLink Communications, Inc.  Between 1985 and 1997, Mr. Lidsky was employed by Norstan, Inc., most recently as Executive Vice President of Strategy and Business Development.

Mr. Lidsky is qualified to serve on our Board due to his extensive experience working in senior executive positions for both public and private companies in a variety of industries as well as prior service on public company boards.

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Geoffrey C. Davis, age 60, has been a director since November 2016. Mr. Davis is a member of the Audit Committee and the Compensation Committee.  Mr. Davis is a principal at Republic Consulting, LLC.  From 2005 to 2012, Mr. Davis served as a U.S. Congressman from the Commonwealth of Kentucky, and he represented the Fourth District in the United States House of Representatives.  During his tenure in Congress, Mr. Davis earned a leadership role within the Republican Conference as a Deputy Whip, which is a close advisor to Congressional Leadership.  Mr. Davis also served on the House and Finance Services and Armed Services Committees from 2005 to 2008.  Late in 2008, he was appointed to the Ways and Means Committee.  Prior to serving in Congress, Mr. Davis owned and operated a consulting firm specializing in lean manufacturing and systems integrations.  Mr. Davis graduated from the U.S. Military Academy at West Point, New York.

Mr. Davis is qualified to serve on our Board due to his extensive experience working in senior positions in government and the manufacturing industry sector.

Joseph P. Daly, age 57, has been a director since January 2019.  Mr. Daly is the Chief Executive Officer of Essig Research, Inc., a global engineering services company specializing in the design and repair of large, infrastructure related equipment, which he founded in October 1993.  Since January 2012, Mr. Daly has been a business and finance instructor at Northeastern University in Boston, Massachusetts.  In October 2016, Mr. Daly acquired the product lifecycle management ("PLM") software assets of SofTech Inc. and formed EssigPLM, which offers PLM related solutions to a broad, global client base.  Mr. Daly was also a director from December 2013 through July 2016 and largest shareholder of Kreisler Manufacturing Inc., which was acquired by Arlington Capital Partners in July 2016.  Mr. Daly received his BSME from Rensselaer Polytechnic Institute and his MBA/MSF from Northwestern University.

Mr. Daly is qualified to serve on our Board due to his extensive experience in senior positions in companies offering engineering services, software solutions, and manufacturing capabilities.

Our executive officers and their biographical information as of the date of this proxy statement are as follows:
Chad A. Stelzig, age 43, was appointed President and Chief Executive Officer in March 2017 following his appointment as Interim President and Interim Chief Executive Officer in June 2016.  Prior to Mr. Stelzig's appointment, he served as the Vice President of Engineering of the Company from 2014 to 2016.  In addition to his position as Vice President, he also held positions of Director of Algorithm and Software Engineering and Algorithm Manager at the Company from 2011 to 2014.  Prior to joining the Company, he has held various positions at General Dynamics, C4 Systems, from 2004 to 2011 and Lockheed Martin from 2000 to 2004.

Theodore T. Johnson, age 51, was appointed as Interim Chief Financial Officer on March 19, 2019.  Mr. Johnson most recently served as the International Finance Director of Textron Specialized Vehicles from March 2017 until February 2019.  From March 2011 to March 2017, he was the International Finance Director of Arctic Cat Inc.  Before his time at Arctic Cat Inc., he held various Chief Financial Officer and finance positions with AGA Medical Corporation, Element 5 AG, and Black & Decker.  Mr. Johnson holds an active CPA in the State of Minnesota.

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CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to exemplary corporate governance.  In 2004, we adopted a Code of Ethics and Business Conduct.  This Code is a statement of our high standards for ethical behavior and legal compliance, and it governs the manner in which we conduct our business.  A copy of our Code of Ethics and Business Conduct can be found on our website at www.imagesensing.com by clicking on “Company,” then “Investors,” then “Investor Resources” and then on “Corporate Code of Ethics and Business Conduct.”

Board Composition and Meetings

Our Board of Directors has determined that all of our current directors and nominees are independent directors as defined under the applicable rules of the SEC and NASDAQ.  The independent directors of our current Board are Andrew T. Berger, James W. Bracke, Paul F. Lidsky, Geoffrey C. Davis, and Joseph P. Daly.  Each of the Committees of the Board is composed of independent directors.  In making the independence determinations, our Board of Directors reviewed all of our directors’ relationships with us based primarily on a review of the responses of the directors to questions regarding employment, business, familial, compensation and other relationships with us and our management.

We believe our Board of Directors, taken as a whole, possesses an appropriate combination of skills and experiences. The majority of our Board members have experience in operating and advising high‑growth technology‑based businesses.  Individually, our directors have varied experiences in small and large publicly‑held companies in the operational areas of engineering, sales, marketing and finance.

The Board of Directors held four meetings during 2018 in addition to Board Committee meetings, and acted by written action in lieu of a meeting one time.  No director who was a director in 2018 attended fewer than 80% of the total meetings held in 2018 of the Board and the Board Committees on which the director served during 2018.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Executive Chairman of the Board of Directors.  The Company believes that such a separation benefits the Company by enhancing the opportunities for checks and balances between the Company’s strategies and its objectives and ensuring that a wider selection of alternative measures are considered.  Our current Executive Chairman, Andrew T. Berger, has served in that role since June 2016. Our previous Chairman, James W. Bracke, served in that role from September 2011 to June 2016.

Risk Oversight

The Board of Directors, in conjunction with management, has identified and prioritized various enterprise risks, and each prioritized risk is assigned to a Board Committee or the full Board for oversight.  For example, financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Governance and Nominating Committee; and strategic, legal and compliance risks are typically overseen by the full Board.  Management regularly reports on each such risk to the relevant Committee of the Board, and material risks identified by a relevant Committee are then presented to the full Board.  Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or Committee.  Coordination of management’s review of risks is performed by the Interim Chief Financial Officer, who reports to the Board of Directors.

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Board Committees

Our Board of Directors conducts its business through meetings of the Board and the following three standing Committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.  Each of these Committees has adopted and operates under a written charter.  Copies of the charters are posted on our website at www.imagesensing.com.  The current membership of these Committees is described below.

Audit Committee(1)	Compensation Committee(2)	Nominating and Corporate Governance Committee(3)
James W. Bracke (Chair)	Paul F. Lidsky (Chair)	Andrew T. Berger (Chair)
Paul F. Lidsky	James W. Bracke	Paul F. Lidsky
Andrew T. Berger	Andrew T. Berger	James W. Bracke
Geoffrey C. Davis	Geoffrey C. Davis

(1)  Mr. Bracke was appointed Chair of the Audit Committee on November 1, 2016.

(2)  Mr. Lidsky was appointed as Chair of the Compensation Committee on March 27, 2015.

(3)  Mr. Berger was appointed as Chair of the Nominating and Corporate Governance Committee on May 11, 2016.

Audit Committee

The Audit Committee is responsible for the selection and compensation of the independent registered public accounting firm, and it reviews with the independent registered public accounting firm the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to our accounts, records, controls and financial reporting. Each current member of our Audit Committee possesses the financial qualifications required of audit committee members under the rules and regulations of NASDAQ and the SEC.  For 2018, our Board of Directors identified James W. Bracke, Andrew T. Berger and Paul F. Lidsky as audit committee financial experts as defined in the applicable rules of the SEC.  During 2018, the Audit Committee held four meetings.

Compensation Committee

The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines and stock award grants for executive officers and other key personnel.  During 2018, the Compensation Committee held four meetings.  The Committee’s primary responsibilities include:

•       annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and Interim Chief Financial Officer, evaluating their performances in light of those goals and objectives, and subsequently determining their incentive compensation levels based on this evaluation and other factors deemed relevant and appropriate by the Committee;

•       annually reviewing and determining for our Chief Executive Officer and Interim Chief Financial Officer their annual base salary levels, annual incentive opportunity levels, employment agreements, severance arrangements and change of control agreements/provisions, and special or supplemental benefits, if any; and

•       reviewing and making recommendations to the Board of Directors with respect to compensation programs and policies, including incentive compensation plans and equity‑based plans.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee recommends director nominees to the Board and recommends policy guidelines on corporate governance issues. During 2018, the Nominating and Corporate Governance Committee acted by written action in lieu of a meeting one time.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has any of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Executive Sessions of the Board

At least twice annually, our independent directors meet in executive session without any director being present who does not meet the independence requirements of the listing standards of NASDAQ.  During 2018, our independent directors met four times in executive session.

Board Nomination Process

The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered.  Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long‑term interests of our shareholders.  In evaluating a candidate for nomination as a director of Image Sensing Systems, Inc., the Nominating and Corporate Governance Committee considers criteria including business and financial expertise; where the director resides; experience as a director of a public company; diversity of background and experience on the Board; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment.  The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Nominating and Corporate Governance Committee, by shareholders, or through some other source.  The Nominating and Corporate Governance Committee does not have a policy that specifically addresses diversity in its nominating process.

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by our shareholders.  Shareholders wishing to make such a submission may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, at the address indicated on the Notice of Annual Meeting of Shareholders: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (3) a signed statement as to the submitting shareholder’s current status as a shareholder and the number of shares currently held.

The Nominating and Corporate Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the nominee’s resume and biographical information, an indication of the nominee’s willingness to serve and other background information.  This information is evaluated against the criteria set forth above and our specific needs at that time.  Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Nominating and Corporate Governance Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting.  The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

No candidates for director nominations were submitted by any shareholder in connection with the 2019 annual meeting.

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Policy Regarding Attendance at Annual Meetings

We encourage, but do not require, our Board members to attend the annual meeting of shareholders. Last year, all of our then elected directors attended the annual shareholders meeting.

Non‑Employee Director Compensation

During 2018, each of our non‑employee directors received an annual $50,000 retainer, of which $25,000 is paid in cash and $25,000 is paid in the form of a common stock award grant, with the per share value of the common stock based on the closing price of the common stock on the trading day before the grant date of the award.  The Executive Chairman of the Board received an additional $22,500 annual cash retainer.  The Committee Chairs received the following additional annual cash retainers: Audit Committee ‑ $10,000; Compensation Committee ‑ $7,000; and Nominating and Corporate Governance Committee ‑ $5,000.  Members of the Committees received the following additional annual cash retainers: Audit Committee - $6,000; Compensation Committee - $5,000; and Nominating and Corporation Governance Committee - $4,000.  Members of any special Committees formed by the Board received a $1,500 quarterly retainer for each special Committee on which they served, with the Chair of each special Committee receiving an additional $2,500 quarterly retainer.

The following table provides information regarding the compensation earned by the members of the Board of Directors in 2018.

Director Compensation – 2018

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Andrew T. Berger	$67,500	$24,996	$92,496
James W. Bracke	$50,000	$24,996	$74,996
Paul F. Lidsky	$47,000	$24,996	$71,996
Geoffrey C. Davis	$25,000

 $

		24,996	$49,996

(1)    Consists of fees earned and paid in 2018.

(2)   Represents the grant date fair value of stock awards during the year determined pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation – Stock Compensation (ASC Topic 718).  Refer to “Note 11 ‑ Stock-Based Compensation” in our Annual Report on Form 10‑K for the year ended December 31, 2018 for a discussion of the assumptions used in calculating the grant date fair value.

Each director is reimbursed by the Company for his or her actual out‑of‑pocket expenses, including telephone, travel and miscellaneous items incurred on behalf of the Company.

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EXECUTIVE COMPENSATION

Compensation Discussion

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers (the “Named Executive Officers”), as that term is defined in Item 402(a)(3) of the SEC’s Regulation S-K.  During 2018, our Named Executive Officers consisted of Chad A. Stelzig, our President and Chief Executive Officer; Todd C. Slawson, who served in the capacity of Interim Chief Financial Officer from March 2018 until he resigned on March 18, 2019; and Richard A. Ehrich, who served in the capacity of Chief Financial Officer from August 2016 until he resigned on March 13, 2018.  During 2017, our Named Executive Officers consisted of Chad A. Stelzig, our President and Chief Executive Officer; and Richard A. Ehrich, our Chief Financial Officer.

Objectives of the Compensation Program

The Compensation Committee sets the compensation programs for the Named Executive Officers.  The independent members of our Board approve the compensation of the Named Executive Officers

The primary objective of our various compensation programs is to attract, motivate and retain key executives and align their compensation with our overall performance. Our Compensation Committee believes that incentive, performance‑based compensation can be a key factor in motivating executive performance to maximize shareholder value and align executive performance with our corporate objectives and shareholder interests.  To this end, the Committee has established a compensation philosophy that includes the following considerations:

•	an emphasis on performance‑based compensation that differentiates compensation results based upon varying elements of Company and individual performance;

•	a recognition of both quantitative and qualitative performance objectives based upon an executive officer’s responsibilities; and

•	a mix of short‑term cash and long‑term equity‑based compensation.

The Committee and the Board believe it is important, when making their compensation‑related decisions, to be informed as to current practices of similarly situated companies.  The Committee and the Board do not engage in benchmarking compensation against comparator groups, and they have not established targeted percentile rankings with respect to total compensation or the specific elements of compensation for the Company’s Named Executive Officers.  Members of our Board of Directors and members of the Committee are experienced in compensation matters and leverage such experience in addressing compensation matters and practices.

Design of the Compensation Program for the Named Executive Officers

The Committee and the Board have designed the compensation program for the Named Executive Officers to achieve the objectives described above, to ensure market competitiveness and to assure satisfaction of our objective of providing total executive pay that achieves an appropriate balance of variable pay‑for‑performance and at‑risk compensation. The compensation program will reward the Named Executive Officers based upon corporate performance as well as the performance of the Named Executive Officers.

The compensation program for the Named Executive Officers includes the following elements: base salary, annual cash incentives, restricted stock grants and other benefits. We characterize the annual cash incentives and the restricted stock grants as performance‑based compensation. Our executive compensation policy for the Named Executive Officers provides that a significant portion of the total compensation payable to them will be in the form of performance‑based compensation. We do not have a target for each element of performance‑based compensation relative to total compensation. The elements of our compensation program are described below.

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Base Salaries. Base salary is an important element of executive compensation because it provides executives with a fixed level of regular periodic income.  In determining base salaries for our Named Executive Officers, the Committee and the Board consider historic individual and corporate performance, level of responsibility and market and competitive data.  The Committee establishes base salaries for the Named Executive Officers at a level such that a significant portion of the total compensation that they can earn is performance‑based cash incentives and equity awards.

Annual Cash Incentive. As part of our executive compensation program, the Named Executive Officers may receive annual cash incentive awards pursuant to our annual cash bonus program.  Targeted bonus amounts are designed to provide competitive incentive pay and reflect our pay‑for‑performance philosophy.  The Committee historically has reviewed and determined target bonus amounts annually.

Performance objectives intended to focus attention on achieving key goals are established at the beginning of each fiscal year.  The primary quantitative objective is achievement of revenue and net income targets set forth in our annual operating plan established by the Board of Directors.  Specifically, these include metrics such as revenue and net profit (after tax), international operations revenue and operating profit.  Additionally, the performance of the Named Executive Officers is judged on success in achieving certain strategic and operational initiatives.  In evaluating their performance, the Committee may consider other factors in awarding bonuses and may, in its discretion, award as a discretionary bonus a portion of any bonus amount that is not earned based upon achievement of the financial and other metrics described above.  The Committee reviews the individual incentive components of the Named Executive Officers’ employment agreements, described below, and evaluates the objective portions relative to the Company’s performance.  The Committee also evaluates subjective, individual performance goals in determining the total amount of bonus to be awarded and has the ability to exercise discretion with respect to this portion. For the Named Executive Officers, up to one‑third of the bonus calculation may be associated with strategic and operational initiatives and is considered to be discretionary.

Grants of Stock Options and Stock Awards. Our executive officers also may receive equity‑based incentive compensation under stock plans approved by our shareholders and administered under the supervision of our Board of Directors. Grants under these plans are designed to align a significant portion of the executive compensation package with the long‑term interests of our shareholders. Stock options are generally granted with an exercise price equal to the closing sale price of the stock on the trading day before the date of grant, and they provide no cash benefit if the price of the stock does not exceed the grant price during the option’s term. Therefore, for any value to be derived from an option grant, our performance needs to result in increased stock price performance and shareholder value over a multi‑year period. Individual equity awards historically have been recommended by the Committee based on an officer’s current performance, potential for future contribution and responsibility and market competitiveness.

For 2018, the Committee recommended and the Board approved the grant of a stock award to the Named Executive Officers under the terms of the Company’s 2014 Stock Option and Incentive Plan.  The awards will vest as to one-third of the shares subject to the awards on each of the first, second and third anniversary dates of the date of grant if the officer is then an employee of the Company.

For 2017, the Committee recommended and the Board approved the grant of a stock award to the Named Executive Officers under the terms of the Company’s 2014 Stock Option and Incentive Plan.  The awards will vest as to one-third of the shares subject to the awards on each of the first, second and third anniversary dates of the date of grant if the officer is then an employee of the Company.

Retirement Plans. We generally expect executives to plan for and fund their own retirement.  We maintain a 401(k) plan that permits eligible employees, including our Named Executive Officers, to defer a limited portion of salary and bonus into any of several investment alternatives. We make matching contributions equal to 50% of the first 6% of compensation deferred by employees subject to a maximum annual match of $5,000 and maximums established under the Internal Revenue Code of 1986 (the “Code”). We may also make discretionary contributions to the 401(k) plan.  Payments made to the Named Executive Officers for matching contributions are included in the Summary Compensation Table below. We do not maintain defined benefit retirement or senior executive retirement plans, or provide post‑retirement medical benefits, for our Named Executive Officers.

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Other Benefits and Perquisites. Our executive compensation program also includes other benefits and perquisites. The Named Executive Officers participate in Company‑sponsored group benefit plans such as health, life and disability insurance plans available to all employees.  In addition, Named Executive Officers may upon joining the Company receive assistance in relocating in the discretion of our Board of Directors. For more detailed information regarding benefits and perquisites provided to our Named Executive Officers, see the Summary Compensation Table included elsewhere in this proxy statement.

2019 Compensation Program.  In March 2019, the Compensation Committee recommended and the Board of Directors approved a 2019 compensation plan for Chad A. Stelzig, the Company's President and Chief Executive Officer, and Theodore T. Johnson, the Company's Interim Chief Financial Officer.  Under the compensation plan, Mr. Stelzig will receive an annual base salary of $260,000, and Mr. Johnson will receive an annualized salary of $183,600.  In addition, the compensation plan includes a target cash bonus for Mr. Stelzig if the Company achieves performance criteria for 2019 set by the Board.  Furthermore, Mr. Stelzig was granted an award of restricted common stock under the Company's 2014 Stock Option and Incentive Plan, with a grant date fair value equal to $64,000 determined pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation.  The award vests as to one-third of the shares subject to the award on each of the first, second and third anniversary dates of the date of grant if the officer is then an employee of the Company.

2018 Compensation Program. In March 2018, the Compensation Committee recommended and the Board of Directors approved a 2018 compensation plan for Chad A. Stelzig, the Company’s President and Chief Executive Officer, and Todd C. Slawson, the Company’s Interim Chief Financial Officer.  Under the compensation plan, Mr. Stelzig received an annual base salary of $237,500, and Mr. Slawson received an annual base salary of $140,000.  In addition, the compensation plan included a target cash bonus for Mr. Stelzig and Mr. Slawson if the Company achieved performance criteria for 2018 set by the Board.  Furthermore, Mr. Stelzig and Mr. Slawson each was granted an award of restricted common stock, under the Company’s 2014 Stock Option and Incentive Plan, with the grant date fair value equal to $64,000 for Mr. Stelzig and $48,000 for Mr. Slawson determined pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation.  The awards vest as to one-third of the shares subject to the awards on each of the first, second and third anniversary dates of the date of grant if the officer is then an employee of the Company.

Named Executive Officers’ Role in Compensation Decisions

The Committee recommends to the Board of Directors the actual and targeted compensation of the Company’s Named Executive Officers. The Board, with any non‑independent members abstaining, approves the compensation of the Named Executive Officers. (During 2018 and 2017, all members of the Board were independent.) The Committee determines its recommendations regarding the compensation plan for the Named Executive Officers based on major goals and objectives established by the Board of Directors. When applicable, the Committee also receives input from our Chief Executive Officer regarding another Named Executive Officer’s leadership capabilities, past performance and potential for future contributions when making its recommendations on actual and targeted compensation amounts for Named Executive Officers.

Other Considerations

Although the Committee and the Board consider tax and accounting issues in connection with their compensation decisions, those have not become material factors in their compensation decisions to date.

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Compensation Committee Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

We have reviewed and discussed the foregoing Compensation Discussion with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion be included in this proxy statement and in our Annual Report on Form 10‑K for the year ended December 31, 2018.

By the Compensation Committee –

Paul F. Lidsky, Chair
James W. Bracke
Andrew T. Berger
Geoffrey C. Davis

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Summary Compensation Table ‑ 2018 and 2017

The following table sets forth information about compensation awarded to, earned by or paid to our Named Executive Officers for 2018 and 2017.

Name and Principal Position	Year	Salary ($)	Stock- Based Compensation (1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Chad A. Stelzig	2018	$237,500	$17,982	$74,813	$6,432(2)	$336,727
President and Chief Executive Officer	2017	$225,000	$9,300	$103,750	$5,000(3)	$343,050

Todd C. Slawson	2018	$137,048	$6,305	$31,500	$4,688(4)	$179,541
Former Interim Chief Financial Officer

Richard A. Ehrich	2018	$36,500	$--	$--	$1,066(5)	$37,566.
Former Chief Financial Officer	2017	$180,000	$8,604	$54,000	$5,000(6)	$247,604

_________________

(1)   Consists of the grant date fair value of stock option awards during each year determined pursuant to Accounting Standards Codification (“ASC”) Topic 718. Refer to “Note 11 – Stock-Based Compensation” in our  Annual Report on Form 10-K for the year ended December 31, 2018 and “Note 12 – Stock-Based Compensation” in our Annual Report on Form 10‑K for the year ended December 31, 2017 for a discussion of the  assumptions used in calculating the grant date fair value. There can be no assurance that the amounts reflected in the table will ever be realized.

(2)    For Mr. Stelzig, the $6,432 in All Other Compensation for 2018 consists of $5,000 Company match paid into his 401(k) plan account in 2018, $1,200 Company contributions paid into his health savings account in 2018 and $232 for executive life premiums paid for Mr. Stelzig in 2018.

(3)    For Mr. Stelzig, the $5,000 in All Other Compensation for 2017 consists of the Company match paid into his 401(k) plan account in 2017.

(4)    For Mr. Slawson, the $4,688 in All Other Compensation for 2018 consists of $4,499 Company match paid into his 401(k) plan account in 2018, $100 Company contributions paid into his health savings account in 2018 and $89 for executive life insurance premiums paid for Mr. Slawson in 2018.

(5)    For Mr. Ehrich, the $1,066 in All Other Compensation for 2018 consists of the Company match paid into his 401(k) plan account in 2018.

(6)    For Mr. Ehrich, the $5,000 in All Other Compensation for 2017 consists of the Company match paid into his 401(k) plan account in 2017.

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Grants of Equity and Non-Equity Awards ‑ 2018

In the following table, we have provided information regarding equity and non-equity incentive plan awards under our 2014 Stock Option and Incentive Plan made to Mr. Stelzig and Mr. Slawson for 2018.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Securities Underlying Stock Awards (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold($)	Target($)	Maximum($)

Chad A. Stelzig	1/01/18	$66,500	$83,125	$134,663	--	--	--
Chad A. Stelzig	3/14/18	--	--	--	20,984(3)	$0.00	$64,000

Todd C. Slawson	1/01/18	$28,000	$35,000	$56,700	--	--	--
Todd C. Slawson	3/14/18	--	--	--	15,738(4)	$0.00	$48,000

_________________

(1)  Represents the range of awards under the incentive component for 2018 under the incentive cash bonus plans for Mr. Stelzig and Mr. Slawson.  The amounts in these columns reflect the minimum payment level if an award is achieved, the target payment level and the maximum payment level under each plan if superior performance is attained.  Amounts actually paid for 2018 are set forth in the “Non‑Equity Incentive Plan Compensation” column of the “Summary Compensation Table ‑ 2018 and 2017” above.

(2)  Represents the grant date fair value determined pursuant to ASC Topic 718.  Generally, the grant date fair value is the amount expensed in our financial statements over the vesting schedule of the stock options or restricted stock awards.

(3)  Consists of a restricted stock award granted under the 2014 Stock Option and Incentive Plan.  The restricted stock award will vest as to one-third of the shares subject to the awards on each of the first, second and third anniversary dates of the date of grant if the officer is then an employee of the Company.

(4)  Consists of a restricted stock award granted under the 2014 Stock Option and Incentive Plan.  The restricted stock award will vest as to one-third of the shares subject to the awards on each of the first, second and third anniversary dates of the date of grant if the officer is then an employee of the Company.

Outstanding Equity Awards at Fiscal Year‑End ‑ 2018

In April 2005, we adopted the 2005 Stock Incentive Plan, and in May 2014, we adopted the 2014 Stock Option and Incentive Plan (collectively, the “Plans”), which provide for the granting of incentive stock options, non‑qualified stock options, stock appreciation rights, restricted stock awards and performance awards to our officers, directors, employees, consultants and independent contractors.  Options granted to employees under the Plans generally vest over three to five years based on service and have a contractual term of nine to 10 years. As of December 31, 2018, there were options outstanding under the Plans to purchase a total of 39,000 shares with a weighted average exercise price per share of $6.26.

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In the following table, we have provided information regarding outstanding equity awards held at December 31, 2018 by the Named Executive Officers.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options
Name	Exercisable (#)	Un-Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested(1) ($)
Chad A. Stelzig	3,000	—	$5.00	09/17/2022
	2,000	—	$7.10	08/20/2023
	4,000	—	$4.22	05/13/2024
					27,651	$124,430

Todd C. Slawson					18,405	$82,823

(1) The market value of unvested restricted stock awards ("RSAs") equal the closing price of our common stock on The NASDAQ Capital Market at the end of fiscal year 2018 ($4.50) multiplied by the number of shares.  The RSAs vest in three equal installments beginning on the first anniversary of the grant date.

_________________

Option Exercises and Stock Vested – 2018

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vest(1) (#)	Value Realized on Vest(2) ($)
Chad A. Stelzig	—	—	2,141	$9,420
Todd C. Slawson	—	—	957	$4,211

(1) The number of shares acquired equals the difference between the number of RSAs vested and the number of shares of stock withheld by the Company to cover tax obligations.  The number of RSAs that vested before the withholding for each Named Executive Officer was: Mr. Stelzig 3,333, and Mr. Slawson 1,333.

(2) The value realized on the vesting of the RSAs is the fair market value of our common stock at the time of vesting.

Stock Options

Under the terms of our 2005 Stock Incentive Plan and 2014 Stock Option and Incentive Plan, if a participant’s employment with us terminates by reason of the participant’s death or disability, then, to the extent a stock option held by the participant is vested as of the date of death or disability, the stock option may be exercised by the participant, the legal representative of the participant’s estate, the legatee of the participant under the will of the participant, or the distributee of the participant’s estate, whichever is applicable, for a period of one year from the date of death or disability or until the expiration of the stated term of the stock option, whichever period is shorter.  Any options that are not vested as of the date of death or termination due to disability will immediately lapse and be of no further force or effect.

If a participant’s employment with us terminates for any reason other than death or disability or other than for cause, then, to the extent any stock option held by the participant is vested as of the date of termination, the stock option may be exercised for a period of 90 days from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.  Any options that are not vested as of the date of termination will immediately lapse and be of no further force or effect.  Upon the termination of the participant’s employment by us for cause, any and all unexercised stock options granted to the participant will immediately lapse and be of no further force or effect.

In the event of a “change in control” of our Company, as that term is defined in the respective Plans, all stock options held by executive officers then outstanding and not fully vested will become fully vested and exercisable in accordance with their terms.

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Employment Agreements

Chad A. Stelzig

On June 27, 2016, we entered into an Employment Agreement with Chad A. Stelzig (the “Agreement”) providing that Mr. Stelzig will serve as our Interim President and Interim Chief Executive Officer.  The Agreement provides for a base salary for the year ended December 31, 2016 of $225,000 and that his performance will be evaluated by the Company's Board no less often than annually.  The Agreement provides that Mr. Stelzig is eligible to receive a bonus to be determined by the Company’s Board of Directors and that he is entitled to insurance and other benefits in accordance with the Company’s standard executive employee programs.

The Agreement provides that if Mr. Stelzig’s termination of employment is voluntary on his part and not for “Good Reason” as defined in the Agreement, the Company must pay to Mr. Stelzig all earned and unpaid amounts due to him for salary through the termination date, and Mr. Stelzig will have 90 days after the date of the termination of his employment to exercise all options owned by Mr. Stelzig that are exercisable as of such termination date.  Any other options, restricted stock and restricted stock units owned by Mr. Stelzig shall automatically terminate.  The Agreement also provides that if the termination of employment is “With Cause” as defined in the Agreement, Mr. Stelzig will not be entitled to any severance, and all of the options, restricted stock and restricted stock units then owned by Mr. Stelzig shall automatically terminate.  It also provides that if the termination is “Without Cause” as defined in the Agreement, Mr. Stelzig will be entitled to six months of salary continuation, without eligibility for bonus, and he will have 90 days to exercise all options that he owns that are exercisable as of such termination date. Any other options and any unvested restricted stock or restricted stock units for the Company’s common stock owned by him will terminate.

On March 15, 2017, the Company approved a compensation plan for the year ending December 31, 2017 for Mr. Stelzig.  Under the compensation plan, Mr. Stelzig received a base salary of $225,000 plus a restricted stock award of 10,000 shares of common stock under the 2014 Stock Option and Incentive Plan.  The restricted stock award vests as to one-third of the shares subject to the award on each of the first, second and third anniversary dates of the date of grant if Mr. Stelzig is then an employee of the Company.  In addition, for 2017, Mr. Stelzig received a Board approved cash bonus of $25,000 in recognition of performance achievements.  Furthermore, Mr. Stelzig was eligible to receive a cash bonus for 2017 to be determined by the Company’s Board of Directors.

On March 14, 2018, the Company approved a compensation plan for the year ending December 31, 2018 for Mr. Stelzig.  Under the compensation plan, Mr. Stelzig received a base salary of $237,500 plus a restricted stock award of 20,984 shares of common stock under the 2014 Stock Option and Incentive Plan.  The restricted stock award vests as to one-third of the shares subject to the award on each of the first, second and third anniversary dates of the date of grant if Mr. Stelzig is than an employee of the Company.  Furthermore, Mr. Stelzig was eligible to receive a cash bonus for 2018 to be determined by the Company's Board of Directors.

Todd C. Slawson

On March 14, 2018, the Company approved a compensation plan for the year ending December 31, 2018 for Mr. Slawson.  Under the compensation plan, Mr. Slawson received a base salary of $140,000 plus a restricted stock award of 15,738 shares of common stock under the 2014 Stock Options and Incentive Plan.  The restricted stock award vests as to one-third of the shares subject to the award on each of the first, second and third anniversary dates of the date of grant if Mr. Slawson is than an employee of the Company.  Furthermore, Mr. Slawson was eligible to receive a cash bonus for 2018 to be determined by the Company's Board of Directors.

Richard A. Ehrich

On September 2, 2016, we entered into a Benefit and Compensation Agreement with Richard A. Ehrich (the “2016 Employment Agreement”), effective on August 25, 2016, providing that as our Chief Financial Officer, Mr. Ehrich would receive a base salary for the year ending December 31, 2016 of $180,000.

The 2016 Employment Agreement provided that if Mr. Ehrich’s termination was “With Cause” as defined in the 2016 Employment Agreement, Mr. Ehrich would not be entitled to any severance.  It also provided that if the termination is “Without Cause” as defined in the Agreement, Mr. Ehrich would be entitled to six months of salary continuation, without eligibility for bonus.  If Mr. Ehrich voluntarily terminated his employment with the Company, the Company was required pay to him all earned and unpaid amounts due to him for salary thought the termination date.

On March 15, 2017, the Company approved a compensation plan for the year ending December 31, 2017 for Mr. Ehrich.  Under the compensation plan, Mr. Ehrich received a base salary of $180,000 plus a restricted stock award of 10,000 shares of common stock under the 2014 Stock Option and Incentive Plan.  The restricted stock award was to vest as to one-third of the shares subject to the award on each of the first, second and third anniversary dates of the date of grant if Mr. Ehrich was then an employee of the Company.  In addition, for 2017, Mr. Ehrich was eligible to receive a cash bonus to be determined by the Company’s Board of Directors.

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Mr. Ehrich voluntarily resigned without “Good Reason” on March 13, 2018 as an officer, director and employee of the Company, and as a result he forfeited any unvested restricted stock awards.  In connection with his resignation, effective on March 13, 2018, Mr. Ehrich and the Company entered into a Severance and Release Agreement (the "Release Agreement").  The Release Agreement provided that the Company was to pay to Mr. Ehrich an amount equal to three months of base compensation over a three-month period on the conditions that Mr. Ehrich assisted ISS, during such three-month period, in any matter requested by ISS.  Additionally, the Release Agreement provided that Mr. Ehrich was entitled to all amounts due related to his 2017 executive compensation plan, which was equal to $54,000, and that Mr. Ehrich would receive an amount equal to the closing price, as quoted on The NASDAQ Capital Market, of 3,333 shares of ISS common stock subject to his previously granted restricted stock award within 10 days of the expiration of the rescission periods described below.  Furthermore, the Release Agreement provided that Mr. Ehrich was to receive a continuation of all benefits over this three-month period.  The Release Agreement contained releases by Mr. Ehrich of claims he may have had against the Company.  Mr. Ehrich could have rescinded the Release Agreement with respect to potential age-related claims within the seven-day period after March 13, 2018 and with respect to potential claims under the Minnesota Human Rights Act with the 15-day period after March 13, 2018.  If Mr. Ehrich had rescinded the Release Agreement, he would have given up any right to the aforementioned compensation.  Mr. Ehrich did not rescind the Release Agreement.

Potential Payments upon Termination of Employment

The table below reflects the amount of compensation to which Chad A. Stelzig and Todd C. Slawson would have been entitled as our Named Executive Officers as of December 31, 2018 upon termination of employment under the specified circumstances.  The amounts shown assume that the termination was effective as of December 31, 2018, include amounts earned through that time and are estimates of the amounts which would be paid out to each of our Named Executive Officers upon the termination of their employment.  The actual amounts to be paid out can be determined only at the time of actual separation from our Company.

Name	Cash Severance Payment	Total
Chad A. Stelzig
Retirement or resignation	$—	$—
Termination without cause	118,750	118,750
Termination for cause	—	—
Death	—	—

Todd C. Slawson
Retirement or resignation	$—	$—
Termination without cause	—	—
Termination for cause	—	—
Death	—	—

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Other Post‑Employment Payments

We generally do not provide pension arrangements or post‑retirement health coverage for executive officers or other employees. We do not provide any nonqualified defined contribution or other deferred compensation plans.

RELATED PERSON TRANSACTIONS AND POLICY

Related Person Transactions

During the year ended December 31, 2018, the Company had no transactions with related persons as described in Item 404 of the SEC’s Regulation S-K.

Related Person Transaction Policy

The Company’s Code of Ethics and Business Conduct (the “Ethics Code”) requires that the Company’s Board or Audit Committee approve activities that could involve a conflict of interest if undertaken by an “associate,” which consists of the Company’s directors, officers, employees and consultants.  These transactions include owning a substantial interest in any competing business or in any outside distributor or customer that does or seeks to do business with the Company; providing services to any outside concern that does business with the Company or competes with the Company; representing the Company in any business transaction with a person or organization in which associates or their immediate family have a personal interest or may derive a benefit; or taking advantage of any business opportunity which may belong to the Company.  In considering these transactions under the Ethics Code, the Board or the Audit Committee would consider and evaluate information regarding the transaction, including the dollar amounts involved in the transaction.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

Audit Committee Report

The Audit Committee of the Board of Directors is currently composed of the following non‑employee directors: James W. Bracke (Chair), Andrew T. Berger, Paul F. Lidsky and Geoffrey C. Davis.  Mr. Bracke was appointed Audit Committee Chair on November 1, 2016.  The members of the Audit Committee in 2018 were and now are independent for purposes of the listing standards of The NASDAQ Capital Market and the rules of the Securities and Exchange Commission.  For 2018, our Board of Directors identified members Lidsky, Bracke and Berger as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and selects our independent registered public accounting firm.  Management has the primary responsibility for the financial reporting process, including our system of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on our financial statements.  The Audit Committee discusses with our independent registered public accounting firm the overall scope and plans for its audits and meets with our independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls, and the overall quality of our financial reporting.

In fulfilling our oversight responsibilities, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. The Audit Committee reviewed and discussed the financial statements with management and our independent registered public accounting firm, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm’s independence from management, including whether the provision of non‑audit services is compatible with maintaining the firm’s independence, and matters required to be discussed by the Auditing Standards No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Image Sensing Systems, Inc.’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission.  The Committee has selected Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

By the Audit Committee –

James W. Bracke, Chair
Paul F. Lidsky
Andrew T. Berger
Geoffrey C. Davis

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PAYMENT OF FEES TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Audit fees, including aggregate fees for the audit of our annual financial statements, reviews of our quarterly financial statements and reviews of filings with the Securities and Exchange Commission, were $66,022 and $64,340 for fiscal 2018 and 2017, respectively.

Audit‑Related Fees

There were no audit‑related fees paid to Boulay for fiscal 2018 and 2017.

Tax Fees

There were no tax‑related fees paid to Boulay for fiscal 2018 and 2017.

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All Other Fees

We paid no other fees to our independent registered public accounting firm in 2018 or 2017.

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services Provided by Our Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm.  The Audit Committee has established a policy for pre‑approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission.  This policy requires the review and pre‑approval by the Audit Committee of all audit and permissible non‑audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre‑approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit‑related, tax and other non‑audit services to be provided by our independent registered public accounting firm during the year.

As the need arises, other specific permitted services are pre‑approved on a case‑by‑case basis during the year.  A request for pre‑approval of services on a case‑by‑case basis must be submitted by our Interim Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence.  The Audit Committee has delegated to its Chair pre‑approval authority between meetings of the Audit Committee.  Any pre‑approvals made by the Chair must be reported to the Audit Committee.  The Audit Committee will not delegate to management the pre‑approval of services to be performed by our independent registered public accounting firm.

All of the services provided by our independent registered public accounting firm in fiscal 2018 and 2017 were approved by the Audit Committee under its pre‑approval policies.

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PROPOSAL 2 ‑ RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Boulay PLLP audited our consolidated financial statements for the fiscal year ended December 31, 2018.  The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the year ending December 31, 2019.

Although we are not required to do so, we are submitting the appointment of Boulay PLLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019 for ratification in order to ascertain the views of our shareholders on this appointment.  If the appointment is not ratified, the Audit Committee will reconsider its selection. A representative of Boulay PLLP is expected to be present at the 2019 annual meeting. The representative will have an opportunity to make a statement at the meeting and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.  Proxies will be voted FOR ratifying this appointment unless otherwise specified.

PROPOSAL 3 –VOTE ON THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION PAID
TO OUR NAMED EXECUTIVE OFFICERS

Our executive compensation program emphasizes performance-based compensation, recognizes both quantitative and qualitative performance objectives based upon our executives officers’ responsibilities, and includes a mix of short-term cash and long-term equity-based compensation.  The annual cash incentives and the stock options and awards we grant to our Named Executive Officers, which constitute a significant portion of their total compensation, are performance-based compensation.  We believe that performance-based compensation can be a key factor in motivating executive performance to maximize shareholder value and align executive performance with our corporate objectives and shareholder interests.

We generally do not have separate retirement plans or benefits for our Named Executive Officers. They may participate in our 401(k) plan in which all eligible employees may participate.  In addition, our Named Executive Officers participate in Company-sponsored group benefit plans available to all employees.

We urge you to read the Compensation Discussion section of this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2018 compensation of our Named Executive Officers.  We believe that, viewed as a whole, our compensation practices and policies are appropriate and fair to both the Company and its executives.

As provided by the say-on-pay rules, we are asking you to vote on the adoption of the following resolution:

BE IT RESOLVED by the shareholders of Image Sensing Systems, Inc. that the shareholders approve the compensation of the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in the Company's proxy statement for the 2019 Annual Meeting.

Proxies will be voted in favor of the resolution unless shareholders specify otherwise in their proxies and except for broker non-votes. The affirmative vote of at least a majority of the voting power of the shares present, in person or by proxy, and entitled to vote (excluding broker non-votes) is required for advisory approval of our executive compensation. As an advisory vote, this proposal is non-binding. However, the Board and our Compensation Committee, which is responsible for designing and overseeing the administration of our executive compensation program, value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

The Board of Directors recommends that you vote FOR the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to the SEC's compensation disclosure rules.

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PROPOSAL 4 - VOTE ON THE ADVISORY (NON-BINDING) PROPOSAL FOR THE FREQUENCY OF THE SAY-ON-PAY VOTE

As required under the rules adopted by the U.S. Congress and the SEC in connection with the say-on-pay vote described in Proposal 3 above, our shareholders also will have an opportunity to cast an advisory, non-binding vote on how frequently future say-on-pay votes should be conducted by the Company.  Shareholders may indicate whether they would prefer an advisory vote on executive compensation every one, two or three years, or they may abstain from voting. We are required to solicit shareholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek shareholder input more frequently.  We submitted the last advisory vote on the frequency of the say-on-pay vote at our 2013 annual meeting of shareholders.

We have given significant thought to our recommendation with respect to the frequency of the voting on say-on-pay by our shareholders. We have determined that a vote once every year is preferable to give our shareholders the opportunity to consider and vote upon our named executive officers’ compensation annually rather than every two or three years. The frequency selected by the shareholders for conducting say-on-pay voting at the annual meetings of the shareholders of the Company is not a binding determination. However, the frequency selected will be given due consideration by our Compensation Committee and our Board.

The proxy card accompanying this proxy statement provides shareholders with the opportunity to choose among four alternatives (holding the say-on-pay advisory vote once every one, two or three years, or abstaining from voting on this item). As a result, with respect to the recommended frequency of the say-on-pay vote, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Proxies will be voted for the alternative of once every year unless our shareholders specify otherwise in their proxies. The voting alternative, if any, that receives the affirmative vote of a plurality of the voting power present (in person or by proxy) at the 2019 annual meeting and entitled to vote on this item of business will be the alternative adopted by the shareholders in accordance with the voting standard established by our bylaws. However, the results of this vote are not binding on the Board of Directors, whether or not any alternative is passed under this voting standard. In evaluating the vote on this advisory resolution, the Board will consider the voting results in their entirety.

The Board of Directors recommends that the shareholders vote FOR the option of once every year as the preferred frequency for advisory say-on-pay votes on executive compensation.

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PROPOSAL 5 – APPROVAL OF INCREASE IN THE NUMBER OF SHARES SUBJECT FO THE IMAGE SENSING SYSTEMS, INC. 2014 STOCK OPTION AND INCENTIVE PLAN

Background of and Reasons for the Amendment

On April 9, 2014, the Company's Board of Directors adopted, subject to the shareholder approve, the Image Sensing Systems, Inc. 2017 Stock Option and Incentive Plan (the "2014 Stock Plan").  The purpose of the 2014 Stock Plan is to promote the growth and general prosperity of the Company by permitting it to grant awards to employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers of the Company, thereby assisting it in its efforts to attract and retain the best available persons for positions of substantial responsibility and to provide employees, officers, members of the Board of Directors , consultants, independent contractors, and other service providers an additional incentive to contribute, by the performance of services, to the future success of the Company.  The Company’s shareholders approved the 2014 Stock Plan at the annual meeting of shareholders held on May 13, 2014.  On March 11, 2019, the Board approved an amendment to the 2014 Stock Plan increasing the number of shares of the Company’s common stock subject to the 2014 Stock Plan from 400,000 shares to 500,000 shares, and the amendment is subject to approval by the Company’s shareholders. As of March 11, 2019, 122,876 shares of common stock were available for the grant of awards under the 2014 Stock Plan.

The Board believes that incentive compensation is essential to attract, retain and motivate individuals to enhance the likelihood of our future success. Shareholder approval of the increase in the number of shares subject to the 2014 Stock Plan will permit us to continue to award incentives that achieve these goals.

The following is a summary of the material terms of the 2014 Stock Plan and is qualified in its entirety by reference to the 2014 Stock Plan, a copy of which is attached as Appendix A to this proxy statement.  The capitalized terms used in this section and not otherwise defined have the same meanings ascribed to them in the 2014 Stock Plan.

Summary of the 2014 Stock Plan

Administration

The Compensation Committee of the Board of Directors administers the 2014 Stock Plan and has full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2014 Stock Plan. In addition, the Compensation Committee determines any restrictions to be placed on common stock purchased upon exercising an option and whether any specific grants of awards should include provisions regarding non‑solicitation, non‑competition, confidentiality or “for cause” restrictions. Subject to the provisions of the 2014 Stock Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.

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The Compensation Committee has the authority to interpret the 2014 Stock Plan and establish rules and regulations for its administration. The Compensation Committee may delegate to one or more of our officers the authority to grant options, subject to certain conditions and the terms, conditions and limitations that the Compensation Committee may establish. The Company’s Board of Directors may exercise the powers and duties of the Compensation Committee under the 2014 Stock Plan unless the exercise of such powers and duties by the Board would cause the 2014 Stock Plan not to comply with the requirements of Section 162(m) of the Internal Revenue Code (the "Code").

Eligible Participants

Any employee, officer, member of the Company’s Board of Directors, consultant, independent contractors or others providing services to us or any of our affiliates who is selected by the Compensation Committee is eligible to receive an award under the 2014 Stock Plan. As of March 11, 2019, approximately 56 employees, officers and directors were eligible to be selected by the Compensation Committee to receive awards under the 2014 Stock Plan.

Shares Available For Awards

The maximum number of shares of our common stock that may be issued under all stock‑based awards made under the 2014 Stock Plan currently is 400,000 shares. The Company’s Board of Directors has approved an amendment to the 2014 Stock Plan increasing the number of shares of our common stock subject to the 2014 Stock Plan by 100,000 shares to 500,000 shares.  The closing price of a share of our common stock as reported on The NASDAQ Capital Market on March 11, 2019 was $4.93. Certain awards under the 2014 Stock Plan are subject to limitations on the number of shares that may be awarded, as follows:

  No person may be granted options, stock appreciation rights or any other award under the 2014 Stock Plan in any calendar year, the value of which award is based solely on an increase in the value of our common stock after the date of grant of the award, for more than 150,000 shares in the aggregate.
  No person may receive performance awards in any calendar year for more than $500,000 in value in the aggregate, whether payable in cash, shares or other property.

The maximum number of shares subject to the 2014 Stock Plan may be increased by the Board of Directors or the Compensation Committee, subject to the approval of our shareholders. In addition, the Compensation Committee may adjust the number of shares subject to the 2014 Stock Plan and awards already granted under the 2014 Stock Plan and, if appropriate, the per share exercise price of outstanding awards in the case of a stock dividend, split, reverse split, reclassification, combination, exchange of common stock or other similar recapitalization of the Company in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2014 Stock Plan.

Shares of our common stock subject to any awards which terminate or expire before exercise by or vesting in a recipient of the award are available for future awards under the 2014 Stock Plan. In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award are available again for award grants.

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Change in Control

Unless otherwise provided by the Compensation Committee, in the event of a “Change in Control” (as that term is defined in the 2014 Stock Plan), the following will occur immediately as of the effective date of such Change in Control:

  any and all awards granted will be automatically converted into the same type of award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the recipient of the award would have owned or been entitled to receive had the awards been exercised or realized in full immediately before the effective date of the Change in Control;

  all options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the recipients to whom such options have been granted remain in the employ or service of the Company or any “Affiliate” (as the term “Affiliate” is defined in the 2014 Stock Plan);

  all outstanding awards or restricted stock and restricted stock units will become immediately fully vested regardless of whether the recipients to whom such awards have been fully vested regardless of whether the recipients to whom such awards have been granted remain in the employ or service of the Company or any Affiliate; and

  all other outstanding awards will vest and/or continue to vest in the manner determined by the Compensation Committee.

In addition, the Compensation Committee has the discretion, exercisable without the consent of any recipient of an award under the 2014 Stock Plan, if not prohibited by the applicable agreement, at any time before the effective date of a Change in Control, to take such further action as it determines to be necessary or advisable with respect to outstanding awards. Such authorized action may include establishing, amending, or waiving the type, terms, conditions or duration of, or restrictions on, awards so as to provide for earlier, later, extended, or additional time for exercise; paying cash or other consideration in exchange for all or part of such awards; and lifting restrictions and other modifications. The Compensation Committee may take such actions with respect to all recipients, to certain categories of recipients, or to only individual recipients of awards granted under the 2014 Stock Plan.

Types of Awards and Terms and Conditions of Awards

The 2014 Stock Plan permits the granting of:

  stock options (including both incentive stock options ("ISOs") intended to qualify as such as defined in Section 422 of the Code and non-qualified stock options);
  stock appreciation rights ("SARs");
  restricted stock and restricted stock units;
  performance awards of cash, stock or property; and
  other stock grants.

Awards may be granted alone, in addition to, in combination with, or in substitution for any other award granted under the 2014 Stock Plan or any other compensation plan.

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Stock Options.  The holder of an option granted under the 2014 Stock Plan is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. However, the exercise price of shares of common stock that are subject to an ISO cannot be less than 100% of the Fair Market Value of such shares at the time the option is granted (as the term “Fair Market Value” is defined in the 2014 Stock Plan), and the exercise price of an ISO granted to an employee of the Company or any Affiliate who owns at least 10% of the total combined voting power of all classes of the Company’s stock or any Affiliate cannot be less than 110% of the Fair Market Value of the shares subject to the ISO. In addition, the term of an ISO cannot be more than 10 years after the date of grant, although the term of an ISO granted to an employee of the Company or any Affiliate of the Company who owns at least 10% of the total combined voting power of all classes of the Company’s stock or any Affiliate cannot be more than five years. The aggregate Fair Market Value of the shares of common stock with respect to which an ISO is exercisable by the recipient for the first time during any calendar year cannot exceed $100,000. To the extent an ISO exceeds this $100,000 limit, the portion of the ISO in excess of such limit will be a non‑statutory option. An ISO is not transferable except by will or the laws of descent and distribution, and ISOs are exercisable during a recipient's lifetime only by the recipient.

The option exercise price of any option granted under the 2014 Stock Plan may be payable in cash or, at the discretion of the Compensation Committee, by surrendering previously acquired shares of common stock or shares of common stock issuable upon the exercise of that option, or by a combination of such shares and cash. Except for an ISO as described above, and subject to the discretion of the Compensation Committee to provide otherwise when an option is granted, options granted under the 2014 Stock Plan are not transferable except by will or the laws of descent and distribution and are exercisable during a recipient's lifetime only by the recipient.

Subject to the discretion of the Compensation Committee to determine otherwise at the time of grant of an option under the 2014 Stock Plan, upon the termination of the recipient’s employment or other relationship with the Company or with an Affiliate for any reason other than the recipient’s death, all options held by the recipient may be exercised to the same extent that the recipient would have been entitled to exercise such options at the date of termination and may be exercised within a period of 90 days after the date of termination, but in no case later than the expiration date of each such option. Any portion of an option that is not exercisable at the time of the termination of a recipient’s employment or other relationship with the Company as described in the foregoing sentence will automatically terminate.

Subject to the discretion of the Compensation Committee to determine otherwise at the time of grant of an option under the 2014 Stock Plan, upon the termination of a recipient’s employment as a result of the death of the recipient, all options held by the recipient may be exercised to the same extent that the recipient would have been entitled to exercise such options at the date of death and may be exercised within a period of 180 days after the date of death, but in no case later than the expiration date of each such option. Such options are exercisable only by the executors or administrators of the recipient or by the person or persons to whom the recipient’s rights under the options have passed by will or the laws of descent and distribution. Any portion of an option that is not exercisable at the time of a recipient's death will automatically terminate.

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Appreciation Rights.  The holder of a SAR granted under the 2014 Stock Plan is entitled to receive upon its exercise the excess of the Fair Market Value (calculated as of the exercise date or, in the Compensation Committee’s discretion, at any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, which price will not be less than 100% of the Fair Market Value of one share of common stock on the date of grant. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee. Subject to the terms of the 2014 Stock Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any SAR are as determined by the Compensation Committee.

Subject to the provisions of the 2014 Stock Plan and the agreement for any award of SARs are not transferable during any applicable restriction period.

Restricted Stock and Restricted Stock Units.  The holder of awards of restricted stock granted under the 2014 Stock Plan will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, a restriction on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The 2014 Stock Plan provides that stock certificates for shares evidencing restricted stock will be held in custody by or on behalf of the Company until the restrictions on the restricted stock have lapsed. The stock certificates will be delivered to the recipient after the period of forfeiture has expired and any other conditions to the vesting of the restricted stock have been met. Except as provided in the 2014 Stock Plan or by the Compensation Committee in an applicable award agreement, recipients of restricted stock awards have all of the rights of a holder of the Company's common stock.

The holder of restricted stock units granted under the 2014 Stock Plan have the right, subject to the restrictions and conditions imposed by the Compensation Committee, to receive one share of our common stock for each restricted stock unit at some future date determined by the Compensation Committee.

Subject to the provisions of the 2014 Stock Plan and the agreement for any award of restricted stock or a restricted stock unit, the shares subject to the restricted stock award are not transferable during any applicable restriction period.

If the recipient’s employment or service as a director otherwise terminates during the vesting period for any reason, the restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines it appropriate to waive the remaining restrictions.

Performance Awards.  Performance awards granted under the 2014 Stock Plan are intended to qualify as “performance‑based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in cash, shares of common stock or other awards based solely upon the achievement of one or more performance goals during a specified performance period. Subject to the terms of the 2014 Stock Plan and the applicable agreement, the performance goals to be achieved during any performance period, the length of any performance period, and amount of the performance award granted, the amount of any payment or transfer to be made under any performance award, and any other terms and conditions of any performance award are determined by the Compensation Committee and must comply with Section 162(m) of the Code.

Performance goals are defined in the 2014 Stock Plan as any one or more of the following, either individually, alternatively or in any combination, and applied on a corporate, subsidiary or group basis: revenue, cash flow, earnings (including one or more of gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share (basic or diluted), margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects, and strategic plan development and implementation.

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  Such goals may reflect absolute entity or group performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

  Subject to the provisions of the 2014 Stock Plan and the agreement for any performance award, performance awards are not transferable during any applicable restriction period.

  Other Stock Grants. Under the 2014 Stock Plan, the Compensation Committee may grant shares of our common stock with or without restrictions as are determined by the Compensation Committee to be consistent with the purposes of the 2014 Stock Plan. Subject to the provisions of the 2014 Stock Plan and the agreement for any other stock grant, stock grants are not transferable during any applicable restriction period.

  Duration, Termination and Amendment

  Unless terminated by the Board of Directors or the Compensation Committee at an earlier date, the 2014 Stock Plan will expire on April 9, 2024.  No awards may be made after the date that the 2014 Stock Plan terminates. However, any award granted under the 2014 Stock Plan before its termination may extend beyond the end of such period through the award’s normal expiration date.

  The Board of Directors or the Compensation Committee may amend the 2014 Stock Plan at any time in such respects as it deems advisable, including to affect awards already granted. However, no amendment may be made to the extent that such amendment would (i) violate the applicable rules or regulations of NASDAQ or any other securities exchange applicable to the Company; (ii) prevent the grant of options or SARs that would qualify under Section 162(m) of the Code; or (iii) cause any ISO already granted under the 2014 Stock Plan to cease to satisfy the requirements for ISOs under Section 422 of the Code. In addition, certain amendments, such as another amendment increasing the number of shares of our common stock available under the 2014 Stock Plan for the grant of awards, are subject to the approval of our shareholders.

  New Plan Benefits

  No benefits or amounts have been granted, awarded or received under the 2014 Stock Plan with respect to the 100,000 additional shares subject to the amendment for which shareholder approval is being sought. In addition, the Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted with respect to such shares. Thus, it is not possible to determine the benefits that will be received by eligible participants if the amendment to the 2014 Stock Plan is approved by the shareholders.

  The Board of Directors recommends that you vote FOR the approval of the amendment increasing the number of shares of our common stock available for the grant of awards under the 2014 Stock Option and Incentive Plan.

  SHAREHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

  Any proposal by a shareholder to be included in our proxy statement for the 2020 annual meeting must comply with the applicable rules and regulations of the Securities and Exchange Commission and must be received at our principal executive offices, 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104, no later than November 25, 2019. Pursuant to the rules of the Securities and Exchange Commission, proxies solicited by management for the next annual meeting may grant management the authority to vote in its discretion on any proposal submitted by a shareholder otherwise than through inclusion in the proxy statement for the meeting unless we have received notice of the shareholder proposal at our principal executive offices on or before February 8, 2020.

  ANNUAL REPORT TO SHAREHOLDERS

  We are including with this proxy statement our Annual Report to Shareholders for the year ended December 31, 2018, which includes our Annual Report on Form 10‑K for the year ended December 31, 2018, without certain exhibits.  Shareholders may request a complete copy of our Annual Report on Form 10‑K for fiscal 2018 with all exhibits, as filed with the Securities and Exchange Commission, by writing to Image Sensing Systems, Inc., 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104, Attention: Interim Chief Financial Officer.

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  OTHER MATTERS

  We know of no matters other than those that are described in this proxy statement to come before the 2019 annual meeting of shareholders.  However, if any other matters are properly brought before the meeting, one or more persons named in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

Andrew T. Berger
Executive Chairman

  Dated: March 25, 2019

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  APPENDIX A

  IMAGE SENSING SYSTEMS, INC.
  2014 STOCK OPTION AND INCENTIVE PLAN

  Effective Date: April 9, 2014

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4.14	SUCCESSORS AND ASSIGNS	17
4.15	SEVERABILITY	18
4.16	MINNESOTA LAW	18
4.17	NO TRUST OR FUND	18
4.18	APPLICATION OF CODE SECTION 409A	18

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  IMAGE SENSING SYSTEMS, INC.
  2014 STOCK OPTION AND INCENTIVE PLAN

  ARTICLE I.
  GENERAL

  1.1          DEFINITIONS. As used in this Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan, the following definitions shall apply:

  a.          “Affiliate” means any entity that is (i) a member of a controlled group of corporations (within the meaning of Code Section 414(b)) that includes the Company, (ii) any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Company, (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company, and (iv) any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

  b.           “Agreement” means the formal written agreement to be entered into by and between the Company and the Recipient which will contain the specific terms and conditions upon which an Award is granted to a Recipient, as determined by the Board of Directors or the Committee.

  c.           “Award” means an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, Performance Award, Other Stock Grant or any combination thereof granted pursuant to the terms of this Plan. Each Award shall be subject to the terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

d. “Board of Directors” or “Board” means the Board of Directors of the Company.

e. “Change in Control” means any one or more of the following events occurring after the Effective Date:

(i)

  the purchase or other acquisition by any one person, or more than one person acting as a group, of capital stock of the Company that, together with the Company’s capital stock beneficially owned by such person or group (as the term “beneficial ownership” is defined in Rule 13d-3 under the Exchange Act, constitutes more than 50% of the total combined value or total combined voting power of all classes of capital stock issued by the Company;

(ii)

  a merger or consolidation to which the Company is a party if the individuals and entities who were shareholders of the Company immediately before the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than 50% of the total combined voting power of all

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classes of securities issued by the surviving entity for the election of directors of the surviving corporation;

(iii)

  the purchase or other acquisition by any one person, or more than one person acting as a group, of all or substantially all of the assets of the Company during the 12-month period ending on the date of the most recent purchase or other acquisition of such assets by such person or persons;

(iv)

  a change in the composition of the Board of Directors at any time during any consecutive 12-month period such that the Incumbent Directors cease for any reason to constitute greater than 50% of the members of the Board;

(v)	the Shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(vi)

  any other change of control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

  Notwithstanding anything in this Section to the contrary, a Change in Control shall not occur as the result of a sale or transfer to an employee stock ownership plan, within the meaning of Code Section 4975(e)(7), that is sponsored by the Company.

f. “Code” means the Internal Revenue Code of 1986, as amended.

  g.          “Committee” means the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

h. “Common Stock” means the voting common stock, $0.01 par value, of the Company.

i. “Company” means Image Sensing Systems, Inc., a Minnesota corporation.

j. “Director” means a member of the Board, including any Non-Employee Director.

k. “Effective Date” has the meaning set forth at the end of this Plan.

l. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

  m.         “Fair Market Value” means (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities

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  exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges on any national securities exchange, and bid and asked prices therefor in the domestic over-the-counter market are reported by the National Quotation Bureau, Incorporated (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by the National Quotation Bureau, Incorporated (or any comparable reporting service), or (iii) if the Common Stock is not listed on any national securities exchange or quoted in the domestic over-the-counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion based upon a reasonable application of a reasonable valuation method within the meaning of Code Section 409A and the applicable treasury regulations or other authority promulgated thereunder.

n. “Incentive Stock Option” means an Option that is an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

  o.           “Incumbent Director” means those members of the Board of Directors who either (i) were members of the Board of Directors on the Effective Date or (ii) were elected or appointed by, or on the nomination or recommendation of, at least a majority of the members of the then-existing Board (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

  p.           “Non-Employee Director” means any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

q. “Non-Statutory Option” means an Option to purchase shares of Common Stock which is not an Incentive Stock Option.

r. “Option” means an Award of an Incentive Stock Option or a Non-Statutory Option.

s. “Other Stock Grant” means any Award pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.7 below.

t. “Performance Award” means any Award pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.6 below.

  u.           “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or group basis: revenue, cash flow, earnings (including one or more of gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and

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  amortization and net earnings), earnings per share (basic or diluted), margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or group performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; extraordinary or non-recurring expenses; amortization of intangible assets; goodwill impairment; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

v. “Plan” means this Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan.

w. “Recipient” means a holder of an Award granted pursuant to the Plan.

  x.           “Restricted Stock” means an Award of shares of Common Stock pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.4 below.

  y.           “Restricted Stock Unit” means an Award of the future right to receive shares of Common Stock granted pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.5 below.

z. “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

aa. “Section 162(m)” means Section 162(m) of the Code and the applicable treasury regulations and other authority promulgated thereunder.

bb. “Securities Act” means the Securities Act of 1933, as amended.

cc. “Shareholders” means the holders of outstanding shares of the Company’s Common Stock.

dd. “Stock Appreciation Right” means any Award pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.3 below.

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  1.2           PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company and its Affiliates by permitting the Company to grant Awards to employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers of the Company and its Affiliates, thereby assisting the Company in its efforts to attract and retain the best available persons for positions of substantial responsibility, and to provide employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers an additional incentive to contribute, by the performance of services, to the future success of the Company and its Affiliates.

  1.3           ADMINISTRATION.

  a.          Administration by Committee. Except as otherwise provided for in this Plan, the Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

  b.          Powers and Duties. Subject to the provisions of this Plan, the Committee shall have sole authority to do everything necessary or appropriate to administer the Plan, including, without limitation, making any rules and regulations governing the administration of the Plan; selecting the eligible employees, officers, members of the Board of Directors, consultants, independent contractors and other service providers to whom Awards shall be granted; determining the type, amount, size and terms of Awards; determining the time when Awards shall be granted; determining whether any restrictions shall be placed on Common Stock purchased upon exercising an Option; determining whether any specific grants of Awards shall include provisions regarding non-solicitation, non-competition, confidentiality or “for cause” restrictions and forfeiture provisions; whether such Awards shall be subject to vesting restrictions; interpreting the Plan; and making all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee need not be uniform and may be made by it selectively among persons who are eligible to receive Awards under the Plan, whether or not such persons are similarly situated. All decisions, determinations and interpretations of the Committee regarding the Plan shall be final and binding on all Recipients. The day-to-day administrative duties for the Plan may be delegated by the Committee to one or more executive officers or other employees of the Company; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Options to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code. All actions authorized to be taken by the Committee under this Plan may as well be taken by any appropriately appointed committee thereof.

  1.4           TERM OF THE PLAN. The Plan was adopted by the Board of Directors as of the Effective Date. No Awards shall be granted under the Plan after the earlier of (a) the date on which the Plan is terminated as provided in Section 1.7 hereof, or (b) the tenth (10th) anniversary

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  of the Effective Date. The expiration of the term of the Plan with respect to any Awards granted under the Plan shall not affect Awards then outstanding which have not yet expired.

  1.5           SHARES TO BE AWARDED. The maximum number of shares of Common Stock which may be awarded under the Plan is 400,000 shares of Common Stock, which number of shares is subject to adjustment in the same manner as the number of shares of Common Stock underlying Awards are subject to adjustment pursuant to Section 1.8 of this Plan. In addition, the number of shares of Common Stock authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors or the Committee and, if required by the Code or any rules or regulations adopted thereunder, the Shareholders. Common Stock subject to Awards which terminate or expire prior to exercise by or vesting in a Recipient shall be available for the issuance of future Awards.

  1.6           LIMITATIONS ON AWARDS.

  a.          Section 162(m) Limitation for Certain Awards. No Recipient may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 150,000 Shares (subject to adjustment as provided in Section 1.8 of the Plan) in the aggregate in any calendar year.

  b.          Section 162(m) Limitation for Performance Awards. The maximum amount payable pursuant to all Performance Awards to any Recipient in the aggregate in any calendar year shall be $500,000 in value, whether payable in cash, Shares or other property. This limitation does not apply to any Award subject to the limitation contained in Section 3.6 of the Plan.

  1.7           AMENDMENT OR TERMINATION OF THE PLAN.

  a.          Except as hereinafter provided, and notwithstanding anything to the contrary contained herein, the Board of Directors or Committee may amend the Plan from time to time in such respects as the Board of Directors or Committee may deem advisable, including, without limitation, to affect Awards already granted. However, no amendment may be made to the extent that such amendment would (i) violate the applicable rules or regulations of The NASDAQ Stock Market or any other securities exchange applicable to the Company, (ii) prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code, or (iii) cause any Incentive Stock Options already granted under the Plan to cease to satisfy the requirements for incentive stock options under Code Section 422.

  b.          The Board of Directors or the Committee may at any time terminate the Plan. Any such termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been terminated.

  1.8           ADJUSTMENTS UPON CERTAIN EVENTS.

a. Anti-Dilution Adjustments. Upon any change in the number of outstanding shares of Common Stock of the Company occurring after the Effective Date by reason of

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  any stock dividend, split, reverse split, reclassification, combination, exchange of Common Stock or other similar recapitalization of the Company, there shall be an appropriate adjustment to the number of shares of Common Stock underlying each outstanding Award and, where applicable, to the per share exercise price of the Award so that the Recipient shall then receive for the aggregate price paid by such Recipient on such exercise of an Option or termination of restrictions for any Restricted Stock or Restricted Stock Unit all shares of Common Stock subject to the Award to the same extent prior to such stock dividend, split, reverse split or other similar recapitalization. No adjustment shall be made under this Section upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all Shareholders on a proportionate basis.

  b.          Change in Control. Unless otherwise provided by the Committee either in the applicable Award Agreement at the time of grant or at any time after the grant of an Award under the Plan (including pursuant to Section 1.8(c) before the effective date of a Change in Control), in the event of a Change in Control, the following shall occur immediately as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control: (i) any and all Awards granted hereunder will be, as nearly as may reasonably be, automatically converted into the same type of Award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the Recipient would have owned or have been entitled to receive as of the effective date of the Change in Control had the Awards been exercised or realized in full immediately before the effective date of the Change in Control; (ii) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Recipients to whom such Options have been granted remain in the employ or service of the Company or any Affiliate; (iii) all outstanding Awards of Restricted Stock and Restricted Stock Units will become immediately fully vested regardless of whether the Recipients to whom such Awards have been granted remain in the employ or service of the Company or any Affiliate; (iv) all other outstanding Awards will vest and/or continue to vest in the manner determined by the Committee and set forth in the applicable Agreement evidencing such Awards; and (v) appropriate adjustment shall be made in the application of the provisions of all outstanding Awards with respect to the rights and interests thereafter of each Recipient, to the end that the provisions set forth in each Award Agreement shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable under the Award.

  c.           Additional Adjustments of Awards. The Committee shall have the discretion, exercisable without the consent of any Recipient affected thereby if not prohibited by the applicable Agreement, at any time before the effective date of a Change in Control, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise; paying cash or other consideration in exchange for all or part of such Awards; and lifting restrictions and

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  other modifications. The Committee may take such actions with respect to all Recipients, to certain categories of Recipients or to only individual Recipients. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such Change in Control that is the reason for such action. The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

  d.          Limitation on Change in Control Payments. Notwithstanding anything in this Plan to the contrary, if, with respect to a Recipient, the acceleration of the vesting of an Award as provided in Section 1.8(c), the payment of cash in exchange for all or part of an Award as provided in Section 1.8(c) or any other adjustment to an Award pursuant to Section 1.8(c) (which acceleration, payment or adjustment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” which such Recipient has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Recipient pursuant to Section 1.8(c) of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Recipient is subject to a separate agreement with the Company or an Affiliate that expressly addresses the potential application of Section 280G or Section 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will not be reduced or that the Recipient will have the discretion to determine which “payments” will be reduced), then the limitations of this Section 1.8(d) will not apply, and any “payments” to a Recipient pursuant to Section 1.8(c) of the Plan will be treated as “payments” arising under such separate agreement.

  1.9           AGREEMENT AND REPRESENTATIONS OF RECIPIENT. As a condition to the grant or exercise of any portion of an Option or receipt of any shares of Common Stock pursuant to a Restricted Stock or Restricted Stock Unit, if the issuance of the Award or of any shares of Common Stock is not registered under the Securities Act or applicable state securities laws, upon the request of the Company, the Recipient must represent and agree that any and all shares of Common Stock purchased or received under an Award will be acquired for investment and not for resale. The Company may restrict the transfer of the Common Stock so purchased or received and affix a legend to any certificate representing such shares of Common Stock, stating that such shares may not be transferred without an opinion of counsel satisfactory to the Company that the proposed transfer may lawfully be made without registration under the Securities Act and registration, notice or approval under any applicable state securities laws, or such applicable registration(s), notice(s) and approval(s).

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  ARTICLE II.
  OPTIONS

  2.1          GRANTING OF OPTIONS. An Option granted pursuant to the Plan shall entitle the Recipient, upon vesting and exercise, to purchase a specified number of shares of Common Stock at a specified price during a specified period. Subject to the following, Options shall be subject to such terms and conditions as the Committee shall from time to time approve and may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine; provided, that each Option shall be subject to the following requirements in addition to the requirements set forth in this Article II:

a. Type of Option. Each Option shall be identified in the Agreement pursuant to which it is granted as an Incentive Stock Option or a Non-Statutory Option, as the case may be.

  b.          Number of Shares Subject to Option. Each Agreement for an Option granted under this Plan shall identify the number of shares of Common Stock to which the Option to purchase is being given to Recipient under the Option.

  c.          Payment. The purchase price of the number of shares of Common Stock subject to an Option as to which such Option is being exercised shall be payable in full at the time the Option is exercised. Payment may be made in cash or by a cashier’s or certified check. However, in the sole discretion of the Committee, and subject to such terms and conditions as the Committee deems appropriate in its discretion, payment of the exercise price or a portion thereof may be made by surrender to the Company of previously acquired shares of Common Stock or shares of Common Stock issuable upon the exercise of that Option, such shares to be credited against the exercise price based upon the Fair Market Value thereof on the date of exercise, or by a combination of such shares and cash.

  d.          Termination of Employment or Other Relationship. Subject to the discretion of the Committee to determine otherwise at the time of grant of an Option, upon termination of the Recipient’s employment or other relationship with the Company or with an Affiliate for any reason other than the Recipient’s death, all Options held by the Recipient may be exercised to the same extent that the Recipient would have been entitled to exercise such Options at the date of termination and may be exercised within a period of ninety (90) days after the date of termination, but in no case later than the expiration date of each such Option. Any portion of an Option that is not exercisable at the time of the termination of a Recipient’s employment or other relationship with the Company as described in the foregoing sentence shall automatically terminate. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Recipient and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Recipient and the Company or an Affiliate.

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  e.          Death of Recipient. Subject to the discretion of the Committee to determine otherwise at the time of grant of an Option, upon termination of a Recipient’s employment as a result of the death of a Recipient, all Options held by the Recipient may be exercised to the same extent that the Recipient would have been entitled to exercise such Options at the date of death and may be exercised within a period of one hundred eighty (180) days after the date of death, but in no case later than the expiration date of each such Option. In such event, such Options shall be exercisable only by the executors or administrators of the Recipient or by the person or persons to whom the Recipient’s rights under the Options shall pass by will or the laws of descent and distribution. Any portion of an Option that is not exercisable at the time of a Recipient’s death shall automatically terminate.

  f.          Written Agreement. Each Option shall be granted pursuant to a formal written Agreement to be entered into by and between the Company and the Recipient, which Agreement shall be in such form as the Committee deems appropriate. Multiple Options may be evidenced by a single Agreement. Subject to the terms and limitations of the Plan, the Committee may, with the consent of the Recipient (when required), amend any such Agreement to modify the terms or conditions governing the Option.

  2.2          ELIGIBLE RECIPIENTS. Subject to the requirements of Section 2.6 regarding Incentive Stock Options, Options may be issued to any employees of the Company or of any Affiliate, including, among others, employees who are officers and/or members of the Board of Directors of the Company or any Affiliate. In addition, notwithstanding anything to the contrary contained herein, the Committee may grant Options under the Plan which are Non-Statutory Options to persons who are, at the time of such grant, employees of the Company or its Affiliates, or to persons who are, at the time of such grant, not employees of the Company but who are members of the Board of Directors of the Company or its Affiliates or persons who are deemed by the Committee to be important to the future success of the Company or its Affiliates, including, but not limited to, directors, employees, consultants, independent contractors or other providers of services to the Company or its Affiliates. In addition, eligible persons may be selected to receive Options individually or by group category (for example, by pay grade) as the Committee may determine. A person who has been granted an Option under the Plan or under any other plan of the Company or its Affiliates may be granted additional Options if the Committee shall so determine. Except to the extent otherwise provided in the Agreement evidencing an Option, the granting of an Option under this Plan shall not affect any outstanding Options previously granted under this Plan or under any other plan of the Company or any Affiliate.

  2.3          EXERCISE OF OPTIONS. An Option can be exercised only in the manner provided in this Section 2.3. The Recipients of the Option or other proper parties shall deliver written notice of exercise to the Company at its principal office within the Option period, stating the number of shares of Common Stock as to which the Option is being exercised and accompanied by payment in full of the exercise price for all shares designated in the notice. If required by the Company, such notice shall further contain a representation that such shares are being acquired for investment and not for resale. As provided in the Agreement setting forth the terms of the Option being exercised, the exercise price shall be paid in cash or by certified or cashier’s check or by the delivery of previously acquired shares of Common Stock or shares of Common Stock

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  issuable upon exercise of such Option. The Company shall then cause a certificate or certificates for such Common Stock to be delivered to the Recipient or other proper parties within a reasonable period.

  2.4          SECTION 83(b) ELECTION. The Company recognizes that certain persons who receive Options may be subject to restrictions regarding their right to trade shares of Common Stock under Section 16(b) of the Exchange Act. Such restrictions may cause Recipients not to be taxable when they exercise their Options. However, it may be more beneficial to a Recipient to be taxed upon exercise of an Option as opposed to when trading restrictions lapse. Accordingly, Recipients exercising such Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code. If requested, the Company shall provide reasonable assistance to such Recipients to effect a Section 83(b) election.

  2.5          TRANSFERABILITY. Subject to the requirements of Section 2.6 regarding Incentive Stock Options and to the discretion of the Committee to provide otherwise upon the grant of an Option, Options shall not be transferable other than by will or the laws of descent and distribution, and Options shall be exercisable during a Recipient’s lifetime only by such Recipient.

  2.6          INCENTIVE STOCK OPTIONS. In addition to the foregoing provisions of this Article II, Options that are intended to constitute Incentive Stock Options shall be subject to the following additional provisions of this Section 2.6.

a. Eligible Recipients. Incentive Stock Options may be granted only to persons who are employees of the Company or an Affiliate.

  b.          Exercise Price. Subject to the provisions of Section 2.6(e), the exercise price of shares of Common Stock that are subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares at the time the Option is granted, as determined in good faith by the Committee.

  c.          Limit on Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable by the Recipient for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000. To the extent an Incentive Stock Option exceeds this $100,000 limit, the portion of the Incentive Stock Option in excess of such limit shall be deemed a Non-Statutory Option.

d. Limit on Term. Subject to the provisions of Section 2.6(e), an Incentive Stock Option shall not be exercisable more than ten (10) years after the date on which it is granted.

  e.          Restrictions for Certain Shareholders. The purchase price of shares of Common Stock that are subject to an Incentive Stock Option granted to an employee of the Company or any Affiliate who, at the time such Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date

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  such Option is granted, and such Option may not be exercisable more than five (5) years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

  f.          Incentive Stock Options Not Transferable. Incentive Stock Options shall not be transferable except by will or the laws of descent and distribution, and Incentive Stock Options shall be exercisable during an Recipient’s lifetime only by such Recipient.

  g.          Effect of Not Meeting Requirements. Subject to the discretion of the Committee to provide otherwise, if the terms of an Incentive Stock Option do not meet any requirements of this Plan or the Code necessary to be treated as an Incentive Stock Option under the Code, such Option shall not terminate but shall be a Non-Statutory Option granted under this Plan.

  ARTICLE III.
  OTHER AWARDS

  3.1          GRANT. Awards of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock Grants may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine to whom Restricted Stock and Restricted Stock Units will be granted, the number of shares of Common Stock subject to Awards of Restricted Stock or Restricted Stock Units, the times or other conditions under which such an Award may be subject to forfeiture, and all other conditions of Awards of Restricted Stock or Restricted Stock Units in addition to those contained in Section 3.4 and Section 3.5. The Committee may also grant Restricted Stock and Restricted Stock Units in which the restrictions lapse upon the attainment of specified Performance Goals over a specified performance period.

  3.2          AWARD AGREEMENT. Each Award of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock Grants shall be evidenced by a written Agreement, in such form as the Committee may approve from time to time, which Agreement shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee deems appropriate. The Recipient of an Award of Restricted Stock or Restricted Stock Units shall not have any rights with respect to such Award unless and until such Recipient has executed an Agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with its applicable terms and conditions.

  3.3          STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights to Recipients subject to the terms of the Plan and any applicable Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price that is less

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  than Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

  3.4          RESTRICTED STOCK. Awards of Restricted Stock may be granted under the Plan subject to the following terms and conditions:

  a.          Restricted Stock Certificate. Subject to the last sentence of this Section 3.4, each Recipient of an Award of Restricted Stock shall be issued a certificate in respect of the Common Stock that is Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

  The transferability of this certificate and the Common Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan and an Agreement entered into between the registered owner of such Common Stock and the Company. Copies of such Plan and Agreement are on file in the offices of the Company.

  The Committee shall require that the certificates evidencing such Common Stock be held in custody by the Company or its designated agent for that purpose until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

  b.          Restriction Period. Subject to the provisions of this Plan and the applicable Agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

  c.          Rights as Shareholder. Except as provided in Sections 3.4(b) and 3.4(d), or as otherwise provided in an applicable Award Agreement, the Recipient shall have, with respect to the Common Stock that is Restricted Stock, all of the rights of a holder of Common Stock of the Company. The Committee, in its sole discretion or as otherwise required by application of Section 409A of the Code, may require the payment of any cash dividends to be deferred and, if the Committee so determines, reinvested in additional Common Stock or Restricted Stock (to the extent shares are available under Section 1.5). Certificates for shares of unrestricted Common Stock shall be delivered to the Recipient promptly after, and only after, the period of forfeiture shall have expired

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without forfeiture in respect of such shares of Restricted Stock and any other conditions to the vesting of the Restricted Stock have been met.

  d.          Performance Restrictions. Notwithstanding Section 3.4(c) above, any Award of Restricted Stock based on the achievement of Performance Goals shall not be considered outstanding for any purpose, and no dividends or other rights of a Shareholder shall attach to such Common Stock until such time as the Performance Goals have been satisfied and the Common Stock is issued to the Recipient without restriction.

  e.          Termination of Employment or Service. Except to the extent provided in the applicable Award Agreement, upon termination of employment or service of a Recipient for any reason during the Restriction Period, all Common Stock that is Restricted Stock then subject to restriction shall automatically terminate and be forfeited by the Recipient. The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Recipient’s Common Stock that is Restricted Stock.

  3.5          RESTRICTED STOCK UNITS. The Common Stock that represents Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

  a.          Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement. The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. If all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in Section 3.5(c), upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest.

  b.          Shares Upon Vesting. Upon the vesting of Restricted Stock Units, the Recipient shall be entitled to receive, within 30 days following the date on which such Restricted Stock Units vest, one share of Common Stock for each Restricted Stock Unit that so vests.

  c.          Termination of Employment or Service. Except to the extent provided in the applicable Award Agreement, upon termination of a Recipient’s employment or service for any reason, all Restricted Stock Units shall automatically terminate and be forfeited by the Recipient. The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Recipient’s Restricted Stock Units.

  3.6          PERFORMANCE AWARDS. The Committee may grant Performance Awards to Recipients which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan may be payable in cash, in shares of Common Stock, or other Awards (including, without limitation, Restricted Stock). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance

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  Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section I62(m). Subject to the terms of the Plan and any applicable Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).

  3.7          OTHER STOCK GRANTS. The Committee may, subject to the terms of the Plan, grant shares of Common Stock to Recipients with or without restrictions thereon as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

  3.8          TRANSFERABILITY. Subject to the provisions of this Plan and the Award Agreements, Awards of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards or Other Stock Grant may not be sold, assigned, transferred, pledged or otherwise encumbered during any applicable Restriction Period.

  ARTICLE IV.
  ADDITIONAL PROVISIONS

  4.1          NO RIGHTS AS SHAREHOLDER. No Recipient shall have any rights as a Shareholder of the Company with respect to any Common Stock subject to such Recipient’s Award prior to the date of issuance to such Recipient of a certificate or certificates for such Common Stock or the date on which such issuance is recorded on the Company’s books and records in the case of non-certificated shares.

  4.2          WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares or the date on which such issuance is recorded on the Company’s books and records in the case of non-certificated shares. Whenever under the Plan payments are to be made in cash, such payments shall include an amount sufficient to satisfy any federal, state, or local withholding tax liability.

  4.3          RESERVATION OF COMMON STOCK. The Company, during the terms of the Plan and all Awards issued under the Plan, will at all times reserve and keep available, and will use its commercially reasonable best efforts to seek or obtain approval from any regulatory body having jurisdiction over the transactions contemplated by this Plan necessary in order to issue and sell, such number of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

  4.4          ISSUANCE OF SHARES OF COMMON STOCK. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of

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  benefits under the Plan unless, in the opinion of the Company’s legal counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Recipient to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as legal counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Recipients as may from time to time be necessary to comply with applicable securities laws.

  4.5          INCOME TAX TREATMENT. Government jurisdiction, income reporting and tax withholding requirements will be complied with by the Company whenever Awards are granted or exercised and any income tax payment, and any income tax prepayment requirements (including any tax withholding requirements imposed upon the Company) will be effectively borne by the Recipient. BECAUSE FEDERAL INCOME TAX LAW IS SUBJECT TO CHANGE AND INCOME TAX LAWS VARY FROM STATE TO STATE, THE COMPANY STRONGLY RECOMMENDS THAT RECIPIENTS CONSULT WITH THEIR INDIVIDUAL TAX ADVISORS PRIOR TO EXERCISING AN OPTION OR ANY OTHER AWARD.

  4.6          EXCEPTIONS TO TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment or other relationship with the Company shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive and binding on all Recipients. A termination of employment or other relationship with the Company shall not occur where the Recipient transfers from the Company to one of its Affiliates or transfers from an Affiliate to the Company or another Affiliate.

  4.7          OTHER BENEFITS AND COMPENSATION PROGRAMS. Payments and other benefits received by a Recipient under an Award shall not be deemed a part of a Recipient’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

  4.8          INTERNATIONAL RECIPIENTS. With respect to Recipients who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or sub-plans with respect to such Recipients as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Recipient, the

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  Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to Recipients who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

  4.9          NO RIGHT TO CONTINUED EMPLOYMENT, SERVICE AS A DIRECTOR OR AWARDS. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Recipient and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Recipient. Nothing in the Plan will interfere with or limit in any way the right of the Company, the Board or the Shareholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a member of the Board. No Recipient or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Recipients or holders or beneficiaries of Awards.

  4.10        EXPENSES OF PLAN. The expenses of administering this Plan shall be borne by the Company and its Affiliates.

  4.11        RELIANCE ON REPORTS. Each Director or of a committee of the Board, including the Committee, shall be fully justified in relying or acting in good faith upon any report made by the independent registered public accounting firm of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than such member. In no event shall any person who is or shall have been a Director or of a committee of the Board, including the Committee, be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

  4.12        STOCK CERTIFICATES. To the extent this Plan or any applicable Agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the Company may issue such shares on a non-certificated basis to the extent it reasonably can do so in compliance with the restrictions set forth in this Plan and the applicable Agreement and to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are traded.

  4.13        GENERAL RESTRICTIONS. Each Award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Board or Committee, the listing, registration, or qualification of any shares of Common Stock related thereto upon any securities exchange or under any state or federal law, the consent or approval of any regulatory body, or an agreement by the Recipient with respect to the disposition of any such shares, is necessary or desirable as a condition of the issuance or sale of such shares, such Award shall not be exercised or shares of Common Stock granted without restriction and/or such shares of Common Stock shall not be sold unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Board or Committee.

  4.14        SUCCESSORS AND ASSIGNS. This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Recipients, and Agreements entered into in accordance with the Plan shall be binding upon the heirs, successors and assigns of the Company and the Recipients.

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  4.15        SEVERABILITY. If any provision of the Plan or any Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Agreement, and such Plan or Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

  4.16        MINNESOTA LAW. The validity, construction, interpretation, administration and effect of the Plan; any rules, regulations and actions relating to the Plan; and the Agreements evidencing Awards granted under the Plan, will be governed by and construed exclusively in accordance with the laws of the State of Minnesota without regard to its choice of law provisions.

  4.17        NO TRUST OR FUND. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Recipient, and no Recipient shall have any rights that are greater than those of a general unsecured creditor of the Company.

  4.18        APPLICATION OF CODE SECTION 409A. If and to the extent that any provision of an Award is required to comply with Section 409A of the Code, such provision shall be administered and interpreted in a manner consistent with the requirements of Section 409A. If and solely to the extent that any such provision of an Award as currently written would conflict with Section 409A of the Code, the Committee shall have the authority, without the consent of the Recipient, to administer such provision and to amend the Award with respect to such provision to the extent the Committee deems necessary for the purposes of avoiding any portion of amounts owed to the Recipient being retroactively included in the taxable income of the Recipient for any prior taxable year.

  I hereby certify that this Plan was adopted by the Board of Directors of the Company effective April 9, 2014 (the “Effective Date”), and approved by the Shareholders of the Company on _______________________, 2014, with such Plan to be effective on the Effective Date.

IMAGE SENSING SYSTEMS, INC.

By:
Its:

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